   As filed with the Securities and Exchange Commission on December 14, 1998
                                                Securities Act File No. 33-20827
                                        Investment Company Act File No. 811-5518
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM N-1A



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                        Pre-Effective Amendment No. __                       [_]

                        Post-Effective Amendment No. 63                      [X]


                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                               Amendment No. 65                              [X]

                              ___________________


                              THE RBB FUND, INC.


              (Exact Name of Registrant as Specified in Charter)
                        Bellevue Park Corporate Center
                        400 Bellevue Parkway, Suite 100
                             Wilmington, DE 19809
                   (Address of Principal Executive Offices)


                Registrant's Telephone Number:  (302) 792-2555


                                  Copies to:

GARY M. GARDNER, ESQUIRE                         MICHAEL P. MALLOY, ESQUIRE
PNC Bank, National Association                   Drinker Biddle & Reath LLP
1600 Market Street, 28th Floor                   1100 PNB Building
Philadelphia, PA 19103                           1345 Chestnut Street
(Name and Address of Agent for Service)          Philadelphia, PA  19107-3496


     It is proposed that this filing will become effective (check appropriate box)

          [_]  immediately upon filing pursuant to paragraph (b)

          [X]  on December 28, 1998 pursuant to paragraph (b)

          [_]  60 days after filing pursuant to paragraph (a)(1)
          [_]  on (date) pursuant to paragraph (a)(1)
          [_]  75 days after filing pursuant to paragraph (a)(2)
          [_]  on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

          [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     The purpose of this Post-Effective Amendment is to update certain financial and other information relating to the n/i Micro Cap, Growth, Growth & Value and Larger Cap Value Funds of Registrant.

          Title of Securities..................Shares of Common Stock

                              THE RBB FUND, INC.
            (N/I NUMERIC INVESTORS MICRO CAP, N/I NUMERIC INVESTORS
                 GROWTH, N/I NUMERIC INVESTORS GROWTH & VALUE,
                  N/I NUMERIC INVESTORS LARGER CAP VALUE AND
                 N/I NUMERIC INVESTORS SMALL CAP VALUE FUNDS)

                     N/I NUMERIC INVESTORS FAMILY OF FUNDS


                             CROSS REFERENCE SHEET
                             ---------------------

                            Pursuant to Rule 485(b)
                       under the Securities Act of 1933


Form N-1A Item                                Location
--------------                                --------

     Part A                                    Prospectus

1.   Cover Page .............................  Cover Page

2.   Synopsis ...............................  Introduction

3.   Condensed Financial Information ........  Financial Highlights

4.   General Description of Registrant ......  Cover Page; The Funds; Investment
                                               Objectives and Policies;
                                               Investment Limitations

5.   Management of the Fund .................  Management

5A.  Management's Discussion
      of Fund Performance ...................  Not Applicable

6.   Capital Stock and Other Securities .....  Dividends and Distributions;
                                               Taxes; Description of Shares

7.   Purchase of Securities Being Offered ...  How to Purchase Shares; Net
                                               Asset Value

8.   Redemption or Repurchase ...............  How to Redeem Shares; Net Asset
                                               Value

9.   Pending Legal Proceedings ..............  Not Applicable

                              THE RBB FUND, INC.
            (N/I NUMERIC INVESTORS MICRO CAP, N/I NUMERIC INVESTORS
                 GROWTH, N/I NUMERIC INVESTORS GROWTH & VALUE,
                  N/I NUMERIC INVESTORS LARGER CAP VALUE AND
                  N/I NUMERIC INVESTORS SMALL CAP VALUE FUNDS)

                     N/I NUMERIC INVESTORS FAMILY OF FUNDS


                             CROSS REFERENCE SHEET
                             ---------------------

                            Pursuant to Rule 485(b)
                       under the Securities Act of 1933


Form N-1A Item                             Location
--------------                             --------

     PART B                                  STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page ...........................  Cover Page

11.  Table of Contents ....................  Cover Page

12.  General Information and History ......  General; Directors and Officers;
                                             Additional Information Concerning
                                             Fund Shares; Miscellaneous; see
                                             Prospectus - "The Funds"

13.  Investment Objectives and Policies ...  Investment Objectives and
                                             Policies; Investment Limitations

14.  Management of the Fund ...............  Directors and Officers;
                                             Investment Advisory, Distribution
                                             and Servicing Arrangements

15.  Control Persons and Principal Holders
      of Securities .......................  Miscellaneous

16.  Investment Advisory and Other
      Services ............................  Investment Advisory, Distribution
                                             and Servicing Arrangements; See
                                             Prospectus - "Management"

17.  Brokerage Allocation and Other
      Practices ...........................  Fund Transactions

18.  Capital Stock and Other Securities ...  Additional Information Concerning
                                             Fund Shares; See Prospectus -
                                             "Dividends and Distributions" and
                                             "Description of Shares"

19.  Purchase, Redemption and Pricing of
      Securities Being Offered ............  Purchase and Redemption
                                             Information; Valuation of Shares;
                                             See Prospectus - "How to Purchase
                                             Shares" and "How to Redeem
                                             Shares"

20.  Tax Status ...........................  Taxes; See Prospectus - "Taxes"

21.  Underwriters .........................  Not Applicable

22.  Calculation of Performance Data ......  Performance Information

23.  Financial Statements .................  Miscellaneous

                     N/I NUMERIC INVESTORS family of funds





                N/I NUMERIC INVESTORS Micro Cap Fund     CLOSED

                N/I NUMERIC INVESTORS Growth Fund        CLOSED

                   N/I NUMERIC INVESTORS Growth & Value Fund

                  N/I NUMERIC INVESTORS Larger Cap Value Fund

                  N/I NUMERIC INVESTORS Small Cap Value Fund



                        _______________________________

                      advised by NUMERIC INVESTORS LP(R)
                        _______________________________



                                                                      Prospectus

                                                           December 28, 1998

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                               TABLE OF CONTENTS

                                                            Page
                                                            ----
INTRODUCTION..............................................     1
FINANCIAL HIGHLIGHTS......................................     7
INVESTMENT OBJECTIVES AND POLICIES........................     9
INVESTMENT LIMITATIONS....................................    16
MANAGEMENT................................................    17
FUND TRANSACTIONS.........................................    19
HOW TO PURCHASE SHARES....................................    20
HOW TO REDEEM SHARES......................................    24
NET ASSET VALUE...........................................    26
DIVIDENDS AND DISTRIBUTIONS...............................    27
TAXES.....................................................    27
DESCRIPTION OF SHARES.....................................    28
OTHER INFORMATION.........................................    29
APPENDIX A - PERFORMANCE BENCHMARKS.......................   A-1


                              INVESTMENT ADVISER
                            Numeric Investors L.P.(R)
                           Cambridge, Massachusetts

                                   CUSTODIAN
                            Custodial Trust Company
                             Princeton, New Jersey

        CO-ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                                   PFPC Inc.
                             Wilmington, Delaware

                               CO-ADMINISTRATOR
                      Bear Stearns Funds Management Inc.
                              New York, New York

                 DISTRIBUTOR AND ADMINISTRATIVE SERVICES AGENT

                         Provident Distributors, Inc.

                        West Conshohocken, Pennsylvania

                                    COUNSEL
                          Drinker Biddle & Reath LLP
                          Philadelphia, Pennsylvania

                            INDEPENDENT ACCOUNTANTS

                          PricewaterhouseCoopers LLP
                          Philadelphia, Pennsylvania
                     n/i numeric investors family of funds
                                      of
                              The RBB Fund, Inc.

     The N/I NUMERIC INVESTORS family of funds consists of five classes of common stock of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of each such class (collectively, the "N/I NUMERIC INVESTORS family of funds Shares" or "Shares") offered by this Prospectus represent interests in one of five investment portfolios of RBB and are designed to offer a variety of investment opportunities (each such investment portfolio referred to as a "Fund," collectively, the "Funds"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

     N/I NUMERIC INVESTORS MICRO CAP FUND - to provide long-term capital appreciation. The Fund invests generally in common stock of companies with higher than average earnings growth rates and market capitalization of $600 million or less, although the Fund may invest in companies with higher market capitalization and lower than average growth rates.

     N/I NUMERIC INVESTORS GROWTH FUND - to provide long-term capital appreciation. The Fund invests generally in common stock of companies with smaller ($1.2 billion or less) market capitalization, or companies with substantial equity capital and higher than average earnings growth rates.

     N/I NUMERIC INVESTORS GROWTH & VALUE FUND - to provide long-term capital appreciation. The Fund invests generally in common stock of middle and large market capitalization companies where earnings per share are improving more rapidly than the earnings per share of the average company, as well as companies whose securities have market valuations which are lower than the average market valuations of securities, as measured by such characteristics as price to earnings ratios and price to book ratios.

     N/I NUMERIC INVESTORS LARGER CAP VALUE FUND - to provide long-term capital appreciation. The Fund invests generally in common stock of larger ($2 billion or more) capitalization companies. The stock selection process for this Fund is primarily driven by the value stock model which seeks to identify companies whose securities have market valuations that are lower than the average market valuations of securities, as measured by such characteristics as price to earnings ratios and price to book ratios. Also considered, but of less importance, is the growth stock model which seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company.

     N/I NUMERIC INVESTORS SMALL CAP VALUE FUND - to provide long-term capital appreciation. The Fund invests generally in common stock of companies with smaller ($1.5 billion or less) market capitalizations. The stock selection process for this Fund is primarily driven by the value stock model which seeks to identify companies whose securities have market valuations that are lower than the average market valuations of securities, as measured by such characteristics as price to earnings ratios and price to book ratios. Also considered, but of less importance, is the growth stock model which seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company.

IMPORTANT FUND CLOSING INFORMATION

     NUMERIC INVESTORS L.P. ("NUMERIC"), THE FUNDS' INVESTMENT ADVISER, WILL MONITOR THE FUNDS' TOTAL ASSETS AND MAY CLOSE ANY OF THE FUNDS AT ANY TIME TO NEW INVESTMENT DUE TO CONCERNS THAT AN INCREASE IN THE SIZE OF A FUND MAY ADVERSELY AFFECT THE IMPLEMENTATION OF NUMERIC'S INVESTMENT STRATEGY. NUMERIC MAY ALSO CHOOSE TO REOPEN A CLOSED FUND TO NEW INVESTMENT AT ANY TIME, AND MAY SUBSEQUENTLY CLOSE SUCH FUND AGAIN SHOULD CONCERNS REGARDING FUND SIZE RECUR.
AT THE TIME OF THIS PROSPECTUS, THE N/I NUMERIC INVESTORS MICRO CAP AND GROWTH FUNDS ARE CLOSED TO FURTHER INVESTMENT, EXCEPT AS DESCRIBED ON PAGE 24 HEREOF. IN THE EVENT THAT THE NET ASSETS OF THE N/I NUMERIC INVESTORS GROWTH & VALUE FUND REACH $200,000,000, THE SALE OF ADDITIONAL SHARES OF THIS FUND WILL ALSO BE RESTRICTED AS DESCRIBED ON PAGE 24 HEREOF.

     Shares of the N/I NUMERIC INVESTORS family of funds are not deposits or obligations of, or guaranteed or endorsed by, PNC Bank, National Association or any other bank and shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in N/I NUMERIC INVESTORS family of funds Shares involve investment risks, including the possible loss of principal.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 28, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Prospectus and Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). It may also be obtained free of charge by calling (800) NUMERIC [(800) 686-3742].

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                December 28, 1998

INTRODUCTION

     RBB is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company and is currently operating or proposing to operate seventeen separate investment portfolios. Each of the five classes of Shares offered by this Prospectus represents interests in one of the following five investment portfolios: N/I NUMERIC INVESTORS Micro Cap Fund; N/I NUMERIC INVESTORS Growth Fund; N/I NUMERIC INVESTORS Growth & Value Fund; N/I NUMERIC INVESTORS Larger Cap Value Fund; and N/I NUMERIC INVESTORS Small Cap Value Fund. RBB was incorporated under the laws of the State of Maryland on February 29, 1988.

WHO SHOULD INVEST:  LONG-TERM INVESTORS SEEKING CAPITAL APPRECIATION

     The Funds are intended for investors who are seeking long-term capital appreciation, and who do not need to earn current income from their investment in the Funds. The net asset values per share of Shares representing interests in the Funds will fluctuate as the values of the portfolio securities change in response to changing market prices and other factors. Because of the risks associated with common stock investments, the Funds are intended to be a long-term investment vehicle and are not designed to provide investors with a means of speculating on short-term stock market movements. The type of stocks held by the Micro Cap, Growth, Small Cap Value and Growth & Value Funds may be more volatile than stocks of larger companies. Investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. Investors who engage in excessive account activity generate additional costs that are borne by all of a Fund's shareholders. In order to minimize such costs, the Funds reserve the right to reject any purchase request (including exchange purchases from other N/I NUMERIC INVESTORS' Funds) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Funds have adopted exchange privilege limitations permitting three exchanges per year as described in the section "Exchange Privilege Limitations." Finally, the Funds reserve the right to suspend the offering of their shares.

     Because of these risks, the Funds should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and money market instruments. Investors may wish to purchase shares on a regular, periodic basis (Automatic Investing), rather than investing in one lump sum, in order to reduce the risk of investing all their monies in common stocks at a particularly unfavorable time. Investors may also wish to complement an investment in the Fund with other types of common stock investments.

FUND MANAGEMENT

     Numeric serves as the investment adviser to the Funds. Numeric specializes in the active management of U.S. and International equity portfolios using internally developed quantitative stock selection and portfolio risk-control techniques, and currently has over $4.8 billion in assets under management for individual, limited partnership, mutual fund, offshore fund, pension plan and endowment accounts.

THE FUNDS

     The investment objectives and policies of each of the Funds are summarized in the table below. There is no assurance that a Fund will achieve its investment objective.

 N/I                                            INVESTMENT                                          PERFORMANCE
 NUMERIC                                     OBJECTIVE/POLICY                                       BENCHMARK*
 INVESTORS
 FUND
-----------------------------------------------------------------------------------------------------------------------------
 Micro Cap           Objective is to provide long-term capital appreciation. Invests            Russell 2000 Growth Index
                     generally in common stock of companies with market capitalizations of $600 million or less and higher than average earnings growth rates.
-----------------------------------------------------------------------------------------------------------------------------
 Growth              Objective is to provide long-term capital appreciation. Invests            Russell 2500 Growth Index
                     generally in common stock of companies with smaller ($1.2 billion or less) market capitalization or companies with substantial equity capital and higher than average earnings growth rates.
-----------------------------------------------------------------------------------------------------------------------------
 Growth & Value      Objective is to provide long-term capital appreciation.  Invests           S&P MidCap 400 Index
                     generally in common stocks of middle and large capitalization companies where earnings per share are improving more rapidly than the earnings per share of the average company, as well as companies whose securities have market valuations which are lower than the average market valuations of securities, as measured by such characteristics as price to earnings ratios and price to book ratios.
-----------------------------------------------------------------------------------------------------------------------------
 Larger Cap Value    Objective is to provide long-term capital appreciation.  The Fund          Russell 1000 Value Index
                     invests generally in common stock of larger ($2 billion or more)
                     market capitalization companies.  The stock selection process for this
                     Fund is primarily driven by the value stock model which seeks to identify companies whose securities have market valuations that are lower than the average market valuations of securities, as measured by such characteristics as price to earnings ratios and price to book ratios.  Also considered, but of less importance, is the growth stock model which seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company.
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Value     Objective is to provide long-term capital appreciation.  The Fund          Russell 2000 Value Index
                     invests generally in common stock of companies with smaller ($1.5 billion or less) market capitalizations.  The stock selection process for this Fund is primarily driven by the value stock model which seeks to identify companies whose securities have market valuations that are lower than the average market valuations of securities, as measured by such characteristics as price to earnings ratios and price to book ratios.  Also considered, but of less importance, is the growth stock model which seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company.

_____________
* For more information on a Fund's benchmark, see Appendix A at the back of this prospectus.

FEE TABLE

     The following tables illustrate all expenses and fees (after expected fee waivers and expense reimbursements) that a shareholder would incur in each Fund. The expenses and fees in the tables for the N/I NUMERIC INVESTORS Micro Cap, Growth, Growth & Value and Larger Cap Value Funds are based on expenses incurred for the fiscal year ended August 31, 1998. The expenses and fees in the tables for the N/I NUMERIC INVESTORS Small Cap Value Fund are based on expenses expected to be incurred in the current fiscal period.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as
percentage of offering price)                               NONE
Sales Charge Imposed on Reinvested Dividends                NONE
Redemption Fees                                             NONE
Exchange Fees/1/                                            NONE

_____________
/1./ Exchanges are limited to three (3) per year. See "How to Purchase Shares --Exchange Privilege Limitations."

                        Annual Fund Operating Expenses
                    (as a percentage of average net assets)

                                                   GROWTH  LARGER  SMALL
                                   MICRO             &       CAP    CAP
                                    CAP    GROWTH   VALUE   VALUE  VALUE
                                    FUND    FUND    FUND    FUND    FUND
                                   -----   ------  ------  ------  -----
Management Fees
    (after waivers)/1/........     0.65%    0.65%   0.62%   0.32%  0.44%
12b-1 Fees....................      None     None    None    None   None
Other Expenses
 (after waivers and
 reimbursements)/1/...........     0.35%    0.35%   0.38%   0.68%  0.56%
                                   -----    -----   -----   -----  -----

Total Fund Operating
 Expenses,
    (after waivers and
    reimbursements)/1/........     1.00%    1.00%   1.00%   1.00%  1.00%
                                   =====    =====   =====   =====  =====

1. Before expense reimbursements and waivers, Management Fees would be 0.75% for each of the five Funds, and Other Expenses would be 0.48% for the Micro Cap Fund, 0.49% for the Growth Fund, 0.51% for the Growth & Value Fund, 1.45% for the Larger Cap Value Fund and 0.56% for the Small Cap Value Fund. Total Fund Operating Expenses would be 1.23% for the Micro Cap Fund, 1.24% for the Growth Fund, 1.26% for the Growth & Value Fund, 2.20% for the Larger Cap Value Fund and 1.31% for the Small Cap Value Fund.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                              ONE   THREE  FIVE    TEN
                              YEAR  YEARS  YEARS  YEARS
                              ----  -----  -----  -----
Micro Cap..................    $10    $32    $55   $122
Growth.....................    $10    $32    $55   $122
Growth & Value.............    $10    $32    $55   $122
Larger Cap Value...........    $10    $32    $55   $122
Small Cap Value............    $10    $32    N/A    N/A

     The Examples in the Fee Table assume that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES AND ACTUAL INVESTMENT RETURN OR OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in any of the N/I NUMERIC INVESTORS family of funds Classes of RBB will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and a voluntary waiver of Management Fees for each Fund through the current fiscal year. There can be no assurance that any future expense reimbursements and waivers (if any) of Management Fees will not vary from the figures reflected in the Fee Table. Fee waivers and expense reimbursements will have the effect of lowering a Fund's overall expense ratio and increasing its yield or total return to investors. "Other Expenses" for the Funds are based on estimated amounts for the current fiscal year.

OFFERING PRICES

     Shares of the N/I NUMERIC INVESTORS Growth & Value Fund, N/I NUMERIC INVESTORS Larger Cap Value Fund and N/I NUMERIC INVESTORS Small Cap Value Fund are offered to the public. Shares of the N/I NUMERIC INVESTORS Micro Cap Fund and the N/I NUMERIC INVESTORS Growth Fund are offered only to certain persons described under "How to Purchase Shares--Closing of Funds." Purchase orders receive the next determined net asset value after receipt of an order in proper form by PFPC Inc. ("PFPC"), the Funds' transfer agent. THE SHARES ARE OFFERED ON A NO-LOAD BASIS: THERE IS NO SALES CHARGE IMPOSED ON PURCHASES OF SHARES, NOR ARE THE SHARES SUBJECT TO A DISTRIBUTION ("12B-1") FEE.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

     The minimum initial investment for each Fund is $3,000. Subsequent investments must be $100 or more. The minimum initial investment for an Automatic Investment Plan is $1,000 with minimum monthly payments of $100. The minimum investment for Individual Retirement Accounts ("IRAs"), or pension, profit-sharing or other employee benefit plans is $1,000 and minimum subsequent investments are $100. See "How to Purchase Shares."

EXCHANGES

     Shares of a N/I NUMERIC INVESTORS fund may be exchanged up to three (3) times per year for Shares of the N/I NUMERIC INVESTORS Growth & Value Fund, N/I NUMERIC INVESTORS Larger Cap Value Fund or N/I NUMERIC INVESTORS Small Cap Value Fund at the net asset value next determined after receipt by PFPC of an exchange request. In addition, RBB reserves the right to impose an administrative charge for each exchange or to reject any exchange request that is reasonably deemed to be disruptive to efficient portfolio management. See "How to Purchase Shares-- Exchange Privilege" and "Exchange Privilege Limitation."

REDEMPTION PRICE

     Shares generally may be redeemed at any time at their net asset value next determined after receipt by PFPC of a redemption request. RBB reserves the right, upon 30 days' written notice, to redeem an account in any of the Funds if the net asset value of the investor's Shares in that account falls below $500 and is not increased to at least such amount within such 30-day period. See "How to Redeem Shares."

RISK FACTORS TO CONSIDER

     An investment in any of the Funds is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." As with other mutual funds, there can be no assurance that any Fund will achieve its objective. Some or all of the Funds, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: short sales, borrowings, the lending of portfolio securities, engaging in options and futures transactions and investments in micro-cap and small cap issuers. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies." In addition, the Funds may be subject to high portfolio turnover rates. See "Investment Objectives and Policies--Portfolio Turnover" and "Taxes."

TAX IMPLICATIONS FROM PORTFOLIO TURNOVER

     When any of the Funds sells a portfolio security, it may recognize a gain that, for federal tax purposes, may be deemed to be a taxable capital gain. Short-term capital gains typically are taxed at higher rates than are long-term capital gains. These funds have high portfolio turnover rates, and therefore may experience a greater current tax burden, which is passed to the Fund's shareholders, than a Fund with low portfolio turnover.

SHAREHOLDER INQUIRIES

     For questions regarding shareholder accounts, call toll-free: 1-800-348-5031. Any questions regarding (i) new or existing accounts or (ii) purchases or redemptions should be directed to PFPC by writing to it at:

          N/I NUMERIC INVESTORS family of funds
          c/o PFPC Inc.
          P.O. Box 8966
          Wilmington, Delaware 19899

For overnight deliveries:

          N/I NUMERIC INVESTORS family of funds
          c/o PFPC Inc.
          Bellevue Park Corporate Center
          400 Bellevue Parkway, Suite 108
          Wilmington, Delaware  19809

or by calling PFPC toll-free at:

          1-800-348-5031.

To request a prospectus, call toll-free:

          1-800-NUMERIC 1-800-686-3742.

For any other questions, call toll-free:

          1-800-NUMERIC 1-800-686-3742.

To reach Numeric and the Funds on the Internet: Information is available on the Internet through the World Wide Web. Shareholders and investment professionals may obtain information on Numeric and the Funds by accessing:

          http://www.numeric.com

To reach Numeric through e-mail:

          info@numeric.com

FINANCIAL HIGHLIGHTS

     Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period from commencement of operations (June 3, 1996) through August 31, 1996 and for the fiscal years ended August 31, 1997 and August 31, 1998, with respect to the N/I NUMERIC INVESTORS Micro Cap, N/I NUMERIC INVESTORS Growth and N/I NUMERIC INVESTORS Growth & Value Funds, and for the period from commencement of operations (December 9, 1997) through August 31, 1998, with respect to the N/I NUMERIC INVESTORS Larger Cap Value Fund. The financial data included in this table should be read in conjunction with the financial statements and related notes contained in the Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information, which have been audited by PricewaterhouseCoopers LLP, RBB's independent accountants. No financial information has been provided with respect to the N/I NUMERIC INVESTORS Small Cap Value Fund because it had not commenced operations as of August 31, 1998.

                                                               MICRO
                                                                CAP                                      GROWTH
                                                                FUND                                      FUND
                                                -----------------------------------       -----------------------------------
                                                Fiscal Year  Fiscal Year   Period         Fiscal Year  Fiscal Year   Period
                                                   ended        ended       ended            ended        ended       ended
                                                  8/31/98      8/31/97     8/31/96*         8/31/98      8/31/97     8/31/96*
                                                  -------      -------     --------         -------      -------     --------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period.........    $ 18.47       $ 11.67     $ 12.00        $  16.29     $   11.84     $ 12.00
                                                 -------       -------     -------        --------     ---------     -------
Net investment income (loss)(1)..............      (0.07)        (0.01)       0.01           (0.07)        (0.04)       0.01
Net realized and unrealized gain
 (loss) on investments(2)....................      (3.23)         6.82       (0.34)          (3.98)         4.50       (0.17)
                                                 -------       -------     -------        --------     ---------     -------
Net increase (decrease) in net assets
 resulting from operations...................      (3.30)         6.81       (0.33)          (4.05)         4.46       (0.16)
                                                 -------       -------     -------        --------     ---------     -------
Dividends and distributions to shareholders
 from:
Net investment income........................         --         (0.01)         --              --         (0.01)         --
Net realized capital gains...................      (2.65)           --          --           (2.49)           --          --
Total dividends and distributions to             -------       -------     -------        --------     ---------     -------
 shareholders................................      (2.65)        (0.01)         --           (2.49)        (0.01)         --
                                                 -------       -------     -------        --------     ---------     -------
Net asset value, end of period...............    $ 12.52       $ 18.47     $ 11.67        $   9.75     $   16.29     $ 11.84
                                                 =======       =======     =======        ========     =========     =======
Total investment return(3)...................     (20.47)%       58.41%      (2.75)%        (29.03)%       37.69%      (1.33)%
                                                 =======       =======     =======        ========     =========     =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000's omitted).............................    $99,266      $142,119     $14,100         $77,840      $117,724     $26,756
Ratio of expenses to average
 net assets(1)(4)............................       1.00%         1.00%       1.00%***        1.00%         1.00%       1.00%***
Ratio of net investment income (loss)
 to average net assets(1)....................      (0.41)%       (0.06)%      0.73%***       (0.50)%       (0.38)%      0.71%***
Portfolio turnover rate......................     408.70%       233.49%      42.92%         338.40%       266.25%      19.21%
                                                               GROWTH                     LARGER
                                                               & VALUE                   CAP VALUE
                                                                FUND                        FUND
                                                -----------------------------------         ----
                                                Fiscal Year  Fiscal Year    Period        Period
                                                   ended        ended       ended          ended
                                                  8/31/98      8/31/97     8/31/96*       8/31/98+
                                                  -------      -------     --------       -------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period.........    $ 17.16       $ 11.56     $ 12.00       $ 12.00
                                                 -------       -------     -------       -------
Net investment income (loss)(1)..............       0.05          0.08        0.03          0.06
Net realized and unrealized gain
 (loss) on investments(2)....................      (1.24)         5.58       (0.47)        (1.22)
                                                 -------       -------     -------       -------
Net increase (decrease) in net assets
 resulting from operations...................      (1.19)         5.66       (0.44)        (1.16)
                                                 -------       -------     -------       -------
Dividends and distributions to shareholders
 from:
Net investment income........................      (0.06)        (0.06)        --             --
Net realized capital gains...................      (2.61)           --         --             --
Total dividends and distributions to             -------       -------     ------        -------
 shareholders................................      (2.67)        (0.06)        --             --
                                                 -------       -------     -------       -------
Net asset value, end of period...............    $ 13.30       $ 17.16     $ 11.56       $ 10.84
                                                 =======       =======     =======       =======
Total investment return(3)...................       8.97%        49.11%      (3.67)%       (9.67)%
                                                 =======       =======     =======       =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000's omitted).............................    $110,176      $52,491      $3,813       $25,257
Ratio of expenses to average
 net assets(1)(4)............................        1.00%        1.00%       1.00%***      1.00%***
Ratio of net investment income (loss)
 to average net assets(1)....................        0.36%        0.79%       1.89%***      1.26%***
Portfolio turnover rate......................      341.73%      263.83%       5.25%       166.81%

*     These Funds commenced operations on June 3, 1996.
+     This Fund commenced operations on December 9, 1997.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
***   Annualized.
(1)   Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the periods ended August 31, 1998, August 31, 1997 and August 31, 1996, respectively, would have been 1.23%, 1.45% and 3.45% for the N/I NUMERIC INVESTORS Micro Cap Fund, 1.24%, 1.40% and 2.62% for the N/I NUMERIC INVESTORS Growth Fund, and 1.26%, 1.81% and 8.98% for the N/I NUMERIC INVESTORS Growth & Value Fund, and 2.20% for the N/I NUMERIC INVESTORS Larger Cap Value Fund for the period December 9, 1997 through August 31, 1998.

INVESTMENT OBJECTIVES AND POLICIES

     To meet its investment objective, each Fund employs a specific investment style, as described below. There is no assurance that a Fund will achieve its investment objective.

     The investment objective of the N/I NUMERIC INVESTORS Micro Cap Fund is to provide long-term capital appreciation. The Fund invests generally in common stocks, although it may also invest in securities which are convertible into common stock, fixed income securities and money market securities. Under normal circumstances, the Fund invests at least 65% of its total assets in common stock of companies with market capitalization of $600 million or less, although the Fund may invest in companies with higher market capitalization. Numeric determines its stock selection decisions for this Fund primarily on the basis of its growth stock model, which seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company. Considered, but of significantly less importance, is the value stock model, which seeks to identify companies whose securities have market valuations that are lower than the average market valuations of securities, as measured by characteristics including price to earnings ratios and price to book ratios.
The Fund measures its performance against the Russell 2000 Growth Index.

     The investment objective of the N/I NUMERIC INVESTORS Growth Fund is to provide long-term capital appreciation. The Fund invests generally in common stocks, although it may also invest in securities which are convertible into common stock, fixed income securities and money market securities. Under normal circumstances, the Fund invests in common stock of companies with smaller ($1.2 billion or less) market capitalization or companies with substantial equity capital and higher than average earnings growth rates. Numeric determines its stock selection decisions for this Fund primarily on the basis of its growth stock model, which seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company. Considered, but of significantly less importance, is the value stock model, which seeks to identify companies whose securities have market valuations that are lower than the average market valuations of securities, as measured by characteristics including price to earnings ratios and price to book ratios. The Fund will measure its performance against the Russell 2500 Growth Index.

     The investment objective of the N/I NUMERIC INVESTORS Growth & Value Fund is to provide long-term capital appreciation. The Fund invests generally in common stocks of middle and large capitalization companies where earnings per share are improving more rapidly than earnings per share of the average Company, as well as companies whose securities have market valuations which are lower than the average market valuations of securities, as measured by such characteristics as price to earnings ratios and price to book ratios. The Fund may also invest in securities which are convertible into common stock, fixed income securities and money market securities. Numeric determines its stock selection decisions for this Fund primarily on the basis of its growth stock model and its value stock model. The growth stock model seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company. The value stock model seeks to identify companies whose securities have market valuations that are lower than the average market valuation of securities, as measured by characteristics including price to earnings ratios and price to book ratios. The Fund anticipates that it will invest a large portion of its total assets in common stock of "mid cap" companies, which the Fund defines as the 151st to the 1000th largest companies (excluding American Depository Receipts ("ADRs")) as ranked by market capitalization. The market capitalization of the 1000th largest company is approximately $1.1 billion. The Fund will measure its performance against the S&P MidCap 400 Index.

     The investment objective of the N/I NUMERIC INVESTORS Larger Cap Value Fund is to provide long-term capital appreciation. The Fund invests generally in common stock of larger ($2 billion or more) capitalization companies, although it may also invest in middle capitalization companies and securities which are convertible into common stock, fixed income securities and money market securities. Under normal circumstances, the Fund invests at least 65% of its total assets in common stock of companies with a market capitalization of $2 billion or more. Numeric determines its stock selection decisions for this Fund primarily on the basis of its value stock model which seeks to identify companies whose securities have market valuations which are lower than the average market valuations of securities, as measured by such characteristics as price to earnings ratios and price to book ratios. Also considered, but of less importance, is the growth stock model which seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company. The Fund anticipates that it will invest a large portion of its total assets in common stock of the 1000th largest companies (excluding ADRs) as ranked by market capitalization. The market capitalization of the 1000th largest company is approximately $1.1 billion. The Fund will measure its performance against the Russell 1000 Value Index.

     The investment objective of the N/I NUMERIC INVESTORS Small Cap Value Fund is to provide long-term capital appreciation. The Fund invests generally in common stock of companies with smaller ($1.5 billion or less) capitalizations, although it may also invest in middle market-capitalization companies. It may also hold securities which are convertible into common stock, fixed income securities and money market securities. Under normal circumstances, the Fund invests at least 65% of its total assets in common stock of companies with market capitalizations of $1.5 billion or less. Numeric determines its stock selection decisions for the Fund primarily on the basis of its value stock model which seeks to identify companies whose securities have market valuations which are lower than the average market valuations of securities, as measured by such characteristics as price to earnings ratios and price to book ratios. Also considered, but of less importance, is the growth stock model which seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company.

     NUMERIC'S INVESTMENT STYLE. Numeric employs a quantitative approach to investment management. Numeric relies on proprietary quantitative computer models utilizing internally developed computer technology and financial databases to assist in the stock selection process. Numeric's proprietary models are capable of ranking a large universe of eligible investments using a wide array of financial data such as market price, book value, earnings, cash flow and earnings growth rates. The models also evaluate the degree to which independent research analysts are changing their earnings forecasts for the companies they follow. The models are broadly classified into two types:
Numeric's value stock model seeks to identify companies whose securities have market valuations that are lower than the average market valuation of securities, as measured by characteristics including price to earnings ratios and price to book ratios; Numeric's growth stock model, Estrend, seeks to identify companies whose earnings per share are improving more rapidly than the earnings per share of the average company. Stocks are ranked according to their relative attractiveness as determined by these models. These rankings assist Numeric in constructing a portfolio it believes is invested in the most attractive securities consistent with a Fund's investment objectives. The same investment strategy used to manage a particular Fund also may be used for institutional accounts managed by Numeric. These models may be changed periodically to capture the insights of Numeric's ongoing research efforts.

     In pursuing the investment objectives of each of the Funds, Numeric may use the investment instruments and techniques discussed below:

     EQUITY MARKETS. The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. In addition, the Funds can and will typically invest in stocks that are riskier and more volatile than the average stock. As a result, investing in these Funds involves risk of substantial loss of capital.

     MICRO CAP AND SMALL CAP STOCKS. Securities of companies with micro and small capitalizations tend to be riskier than securities of companies with medium or large capitalizations. This is because micro and small cap companies typically have smaller product lines and less access to liquidity than mid cap or large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro and small cap companies tend to be less certain than mid or large cap companies, and the dividends paid on micro and small cap stocks are frequently negligible. Moreover, micro and small cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro and small cap companies tend to be more volatile than those of mid and large cap companies.

     MARKET FLUCTUATION. Because the investment alternatives available to each Fund may be limited by the specific objectives of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single fund should not be considered a complete investment program.

     OPTIONS AND FUTURES. The Funds may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation. The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes, including conversion of cash to equity.

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by Numeric. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Funds bear the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Funds will he able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     To enter into a futures contract, the Funds must make a deposit of an initial margin with their custodian in a segregated account in the name of the futures broker or directly with the futures broker itself. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

     The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Funds is subject to Numeric's ability to predict correctly movements in the direction of the market. For example, if a Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Objectives and Policies" in the Statement of Additional Information.

     SHORT SALES. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See "Options and Futures Contracts" above.

     The Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds' net assets.

     LENDING OF FUND SECURITIES. The Funds may lend their portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which Numeric deems to be of good standing and only when, in Numeric's judgment, the income to be earned from the loans justifies the attendant risks. A Fund may not make loans in excess of 33 1/3% of the value of its total assets.

     PORTFOLIO TURNOVER. Numeric will effect portfolio transactions in the Funds without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (100% or more) will generally result in higher transaction costs to the Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. See the Statement of Additional Information, "Portfolio Transactions" and "Taxes." The annual portfolio turnover rate for the Small Cap Value Fund is not expected to exceed 400%. The portfolio turnover rates for the other Funds for the period ended August 31, 1996 and for the fiscal years ended August 31, 1997 and August 31, 1998 are set forth above in the financial highlights.

     GENERAL CONSIDERATIONS FOR TAXABLE INVESTORS. Investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are called "active" strategies. These compare with "passive" or "index" strategies that hold only the stocks in the equity indices. Passive strategies trade infrequently -- only as the indices change. Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies. The following describes the impact of portfolio turnover on returns.

     High portfolio turnover (100% or more) can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways: First, short term capital gains, which are a by-product or high turnover investment strategies, are currently taxed at rates comparable to ordinary income rates. Ordinary income tax rates are higher than long term capital gain tax rates for middle and upper income taxpayers. Second, the frequent realization of gains, which causes taxes to be paid frequently, is less advantageous than infrequent realization of gains. Infrequent realization of gains allows the payment of taxes to be deferred to later years, allowing more of the gains to compound before taxes are paid. Consequently after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, all else being equal.

     Although tax considerations should not typically drive an investment decision, investors should consider their ability to allocate tax-deferred (such as IRAs and 401(k) plans) versus taxable assets when considering where to invest. All else being equal, investors will earn better returns investing tax-deferred assets in active strategies, while using lower turnover passive strategies for taxable investments.

     BORROWING MONEY. As a fundamental policy, the Funds are permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate their respective assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. However, the Funds currently intend to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of their respective total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. No Fund will make any additional investments while borrowings exceed 5% of its total assets.

     DEBT SECURITIES. The Funds may invest in debt securities rated no less than investment grade by either Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Bonds in the lowest investment grade debt category (e.g., bonds rated BBB by S&P or Baa by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Funds will not retain a bond that was rated as investment grade at the time of purchase but whose rating is subsequently downgraded below investment grade. The value of debt securities held by a Fund will tend to vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time a debt security was purchased, the debt security, if sold, might be sold at a price greater than its cost.

     SHORT-TERM DEBT OBLIGATIONS. The Funds may purchase money market instruments to the extent consistent with their investment objectives and policies. Such instruments include U.S. Government obligations, repurchase agreements, certificates of deposit, bankers acceptances and commercial paper.

     REPURCHASE AGREEMENTS. The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds may enter into repurchase agreements will be banks and broker/dealers which Numeric considers creditworthy pursuant to criteria approved by the Board of Directors. Numeric will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to a Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. Numeric will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     YEAR 2000. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally.

     OTHER INVESTMENT INSTRUMENTS AND TECHNIQUES. In addition to the above investment instruments and techniques, the Funds presently intend to invest not more than 5% of a Fund's net assets in when-issued and forward commitments, illiquid securities, depositary receipts, investment company securities and convertible securities. These investment instruments and techniques and related risks are described in greater detail in the Funds' Statement of Additional Information under "Investment Objectives and Policies."

     The Funds' investment objectives and policies described above may be changed by RBB's Board of Directors without shareholder approval. Shareholders will be provided 30 days prior written notice of any change in a Fund's investment objectives. There is no assurance that the investment objective of the Funds will be achieved.

INVESTMENT LIMITATIONS

     No Fund may change the following investment limitations (with certain exceptions, as noted below) without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

THE FUNDS MAY NOT:

     1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     2. Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of their respective assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

     3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of a Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

     4. Make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of a Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to RBB, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

MANAGEMENT

BOARD OF DIRECTORS

     The business and affairs of RBB and the Funds are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER

     Numeric serves as investment adviser to the Funds. Numeric, whose principal business address is 1 Memorial Drive, Cambridge, Massachusetts 02142, was organized in October 1989 as a Delaware limited partnership. The firm, which specializes in the active management of U.S. and international equity portfolios using internally developed quantitative stock selection and portfolio risk-control techniques, currently has over $4.8 billion in assets under management for individuals, limited partnerships, mutual funds, offshore funds, pension plans and endowment accounts. Langdon B. Wheeler, CFA is the founder of Numeric. Mr. Wheeler received his MBA from Harvard University and an undergraduate degree from Yale University. All investment decisions with respect to the Funds are made by a team of Numeric Investor's Portfolio Management Department, which is subject to the supervision of John C. Bogle, Jr., CFA and Mark F. Engerman, CFA. No one person is responsible for making recommendations to that team. The general partner of Numeric is WBE & Associates, LLC, a Delaware limited liability company. The principal officers of WBE & Associates, LLC are Messrs. Wheeler and Bogle. Mr. Bogle received his MBA and BS from Vanderbilt University. Mr. Engerman received a BS in Applied Mathematics and Economics from Brown University.

     For the services provided and the expenses assumed by it, Numeric is entitled to receive a fee from each Fund at an annual rate of 0.75% of such Fund's average daily net assets, computed daily and payable monthly. Numeric may from time to time voluntarily agree to waive all or any portion of its advisory fee. Numeric presently intends to waive its fees with respect to each Fund for the current fiscal year to the extent necessary to maintain an annualized expense ratio for each Fund of 1.00%, although there is no guarantee that Numeric will maintain such waiver indefinitely.

     For the Funds' fiscal year ended August 31, 1998, Numeric waived investment advisory fees earned with respect to the N/I NUMERIC INVESTORS Micro Cap Fund, N/I NUMERIC INVESTORS Growth Fund, N/I NUMERIC INVESTORS Growth & Value Fund and N/I NUMERIC INVESTORS Larger Cap

Value Fund in the amounts of 0.10%, 0.10%, 0.13% and 0.43%, respectively, of the average daily net assets of such Funds. For the N/I NUMERIC INVESTORS Micro Cap Fund, N/I NUMERIC INVESTORS Growth Fund, N/I NUMERIC INVESTORS Growth & Value Fund and N/I NUMERIC INVESTORS Larger Cap Value Fund, RBB paid Numeric investment advisory fees of 0.65%, 0.65%, 0.62% and 0.32%, respectively, of the average daily net assets of such Funds.

CO-ADMINISTRATORS

     Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of Bear, Stearns & Co. Inc. ("Bear Stearns"), serves as co-administrator to the Funds. BSFM's principal business address is 245 Park Avenue, 15th Floor, New York, New York 10167. BSFM generally assists each of the Funds in all aspects of their administration and operations. For its services, BSFM is entitled to a monthly fee calculated at the annual rate of 0.05% of the first $150 million of each Fund's average daily net assets and 0.02% on all assets above $150 million.

     PFPC, an indirect wholly-owned subsidiary of PNC Bank, N.A. ("PNC"), also serves as co-administrator to the Funds. PFPC's principal business address is Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC assists the Funds in matters relating to the maintenance of financial records and accounting. For its services, PFPC is entitled to a fee calculated at the annual rate of 0.125% of each Fund's average daily net assets.

ADMINISTRATIVE SERVICES AGENT

     Provident Distributors, Inc. ("PDI"), with principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, provides certain administrative services to the Funds not otherwise provided by BSFM or PFPC. PDI furnishes certain internal administrative services to the Funds, acts as a liaison between the Funds and their various services providers and coordinates and assists in the preparation of proxy statements and reports prepared on behalf of the Funds. For its services, PDI is entitled to a monthly fee calculated at the annual rate of 0.15% of each Fund's average daily net assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     PFPC serves as the Funds' transfer agent and dividend disbursing agent. The services provided and the fees payable by the Funds for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

CUSTODIAN

     Custodial Trust Company ("CTC"), an affiliate of Bear Stearns, serves as custodian for the Funds. The services provided and the fees payable by the Funds for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     PDI acts as distributor for the Funds pursuant to a distribution agreement with RBB on behalf of the Funds.

EXPENSES

     The expenses of each Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios at the time such expenses are cited.

     Numeric may assume additional expenses of the Funds from time to time. In certain circumstances, Numeric may assume such expenses on the condition that it is reimbursed by the Funds for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts, will have the effect of increasing a Fund's expense ratio and of decreasing the total return or yield to investors.

     For the fiscal year ended August 31, 1998, the total expenses (before waivers and reimbursements) expressed as a percentage of average net assets of the N/I NUMERIC INVESTORS Micro Cap Fund, the N/I NUMERIC INVESTORS Growth Fund, the N/I NUMERIC INVESTORS Growth & Value Fund, and the N/I NUMERIC INVESTORS Larger Cap Value Fund were 1.23%, 1.24%, 1.26% and 2.20%, respectively. The
N/I NUMERIC INVESTORS Small Cap Value Fund had not commenced operations as of August 31, 1998.

FUND TRANSACTIONS

     Numeric may consider a number of factors in determining which brokers to use in purchasing or selling a Fund's securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. A Fund may enter into brokerage transactions with and pay brokerage commissions to brokers that are affiliated persons (as such term is defined in the 1940 Act) provided that the terms of the brokerage transactions comply with the provisions of the 1940 Act.

     Numeric may allocate trades among any or all of its clients, including the Funds. Numeric combines orders and allocates to each account its proportionate or "pro rata" share of the trade. Accounts included in the trade allocation may include limited partnerships for which Numeric serves as general partner and in which employees and/or partners of Numeric may own a substantial interest. Numeric may cause the Funds to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Funds or who otherwise provide brokerage and research services utilized by Numeric, provided that Numeric determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage viewed in terms of either the particular transaction to which the commission relates or Numeric's overall responsibilities with respect to the Funds.

HOW TO PURCHASE SHARES

GENERAL

     Shares representing interests in the Funds are offered continuously (subject to closure of the Funds as described on page 24) for sale by the Distributor and may be purchased without imposition of a sales charge through PFPC, the Funds' transfer agent. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application and payment to PFPC. Subsequent purchases of Shares may be effected by mailing a check or Federal Reserve Draft payable to the order of "N/I NUMERIC INVESTORS family of funds" to N/I NUMERIC INVESTORS family of funds, c/o PFPC, P.O. Box 8966, Wilmington, Delaware 19899-8966. The name of the Fund for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in any Fund must be at least $3,000 and subsequent investments must be at least $100. The minimum initial investment for an Automatic Investment Plan is $1,000 with minimum monthly payments of $100. RBB reserves the right to reject any purchase order or to waive the minimum initial or subsequent investment requirement. Investors will be given notice of any increase in minimum investment requirements.

     Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Funds do not currently impose a sales charge for effecting wire transfers but reserve the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Funds' transfer agent, PFPC, toll-free at (800) 348-5031, and provide your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank or broker. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

         PNC Bank, N.A.
         ABA-0310-0005-3
         CREDITING ACCOUNT NUMBER: 86-1108-2312
         FROM: (name of investor)
         ACCOUNT NUMBER: (investor's account number with the Fund) FOR PURCHASE OF: (name of the Fund)
         AMOUNT: (amount to be invested)

     C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a completed and signed Application.

     For subsequent investments, an investor should follow steps A and B above.

     Shares of the Funds may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

     The price paid for a Fund's Shares purchased initially or acquired through the exercise of an exchange privilege is based on the net asset value next computed after a purchase order is received in good order by PFPC, provided such order is transmitted to and received by PFPC prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on such day. Orders received by PFPC after the close of regular trading on the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after PFPC receives payment in good order.

     Shareholders whose shares are held in a street name account and who desire to transfer such shares to another street name account should contact the record holder of their current street name account.

     Some broker-dealers (other than the Distributor), financial institutions, financial planners and other industry professionals ("Service Agents") may impose certain conditions on their clients who invest in the Funds such as initial and subsequent minimums and certain trading restrictions, which are in addition to or different from those described in this Prospectus. Service Agents may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Fund shares are purchased directly from a Fund. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of a Fund's shares and should read this Prospectus in light of the terms governing his accounts with Service Agents. Service Agents will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers. Service Agents or, if applicable, their designees, that have entered into agreements with a Fund or its agent may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Funds' pricing on the following Business Day. If payment is not received by such time, the Service Agent could be held liable for resulting fees or losses. A Fund may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Agent or its authorized designee.

     AUTOMATIC INVESTMENT PLAN

     Additional investments in Shares of the Funds may be made automatically by authorizing PFPC to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call PFPC at (800) 348-5031 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100.

     RETIREMENT PLANS

     N/I NUMERIC INVESTORS family of funds Shares may be purchased in conjunction with individual retirement accounts ("IRAs"), rollover IRAs, or pension, profit-sharing or other employer benefit plans. Contact PFPC for further information as to applications and annual fees. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of any Fund for Shares of any other Fund up to three (3) times per year (at least 30 days apart). Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund to be acquired next determined after PFPC's receipt of a request for an exchange. In addition, RBB reserves the right to impose a $5.00 administrative fee for each exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new N/I NUMERIC INVESTORS family fund, the dollar value of Shares acquired must equal or exceed RBB's minimum for a new account; if to an existing account, the dollar value must equal or exceed RBB's minimum for subsequent investments. If an amount remains in the N/I NUMERIC INVESTORS Fund from which the exchange is being made that is below the minimum account value required by RBB, the account will be subject to involuntary redemption.

PURCHASE AND EXCHANGE PRIVILEGE LIMITATIONS

     The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Funds have established a policy of limiting excessive exchange activity.

     Shareholders are entitled to three (3) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other N/I NUMERIC INVESTORS Funds) that the Adviser reasonably deems to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

     In order to request redemptions and exchanges by telephone, an investor must have completed and returned an account application containing the appropriate telephone election. To add a telephone exchange feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form (available from PFPC) must be filed with PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange by calling (800) 348-5031. Neither RBB, the Funds, the Distributor, the Co-Administrators, the Administrative Services Agent, the transfer agent, nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account's federal tax identification number and name of the Fund, all of which must match RBB's records; (3) permitting exchanges only if the two account registrations are identical; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

     For accounts held of record by Service Agents, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

CLOSING OF FUNDS

     Numeric will monitor the Funds' total assets and may close any of the Funds at any time to new investment or new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of Numeric's investment strategy. Numeric may also choose to reopen a closed fund to new investment at any time, and may subsequently close such Fund again should concerns regarding Fund size recur. Numeric reserves the right while a Fund is closed to accept new investments from any of its employees or their spouses, parents or children, or to further restrict the sale of its shares,

     N/I NUMERIC INVESTORS MICRO CAP FUND. Shares of the N/I NUMERIC INVESTORS Micro Cap Fund are offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

          .    Each person who on September 12, 1997 held shares of this Fund directly, may invest up to an additional $25,000 in shares of this Fund in each fiscal year ended August 31, plus distributions that are automatically reinvested.

          .    Employees of Numeric and their spouses, parents and children may invest in shares of this Fund without limit.

          All purchase orders that are wholly or partially in excess of the maximum purchase amounts will be returned. Other persons who are shareholders of other N/I NUMERIC INVESTORS Funds are not permitted to acquire shares of this Fund by exchange.

     N/I NUMERIC INVESTORS GROWTH FUND. Shares of the N/I NUMERIC INVESTORS Growth Fund are offered only to (i) persons who already hold shares of this Fund directly or through accounts maintained by brokers by arrangement with RBB, (ii) existing and future clients of financial advisors and planners whose clients already hold shares of this Fund, and (iii) employees of Numeric and their spouses and children. Other persons who are shareholders of other N/I NUMERIC INVESTORS Funds are not permitted to acquire shares of this Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elected otherwise.

     N/I NUMERIC INVESTORS GROWTH & VALUE FUND. In the event that the net assets of the N/I NUMERIC INVESTORS Growth & Value Fund increase to an amount that exceeds $200,000,000, the restrictions that apply to the sale of shares of the N/I NUMERIC INVESTORS Growth Fund would also apply to the sale of shares of this Fund. As of December 7, 1998, the net assets of this Fund were $125 million.

HOW TO REDEEM SHARES

REDEMPTION IN WRITING

     Shareholders may redeem for cash some or all of their Fund Shares at any time. To do so, a written request in proper form must be sent directly to the N/I NUMERIC INVESTORS family of funds c/o PFPC, P.O. Box 8966, Wilmington, Delaware 19899-8966. Shareholders may also place redemption requests through a Service Agent, but such Service Agent might charge a fee for this service.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described above under "How to Purchase Shares -- Exchange Privilege." A signature guarantee verifies the authenticity of your signature. You may call PFPC at (800) 348-5031 with respect to questions about signature guarantees.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

REDEMPTION BY TELEPHONE

     Investors may redeem shares without charge by telephone if they have checked the appropriate box and supplied the necessary information on the Application, or have filed a Telephone Authorization with PFPC. An investor may obtain a Telephone Authorization from PFPC by calling (800) 348-5031. The proceeds will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day and the redemption price will be the net asset value completed as of the close of regular trading on the NYSE on that Business Day. A redemption request received after the close of regular trading on the NYSE will be priced at the net asset value computed on the next Business Day. All redemption requests must be in good order before being processed. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Funds may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. No service fee is currently contemplated, although RBB and PFPC reserve the right to refuse a telephone redemption request if they deem it advisable to do so. RBB's telephone procedures are set forth under "How to Purchase Shares -- Telephone Transactions" above.

OTHER INFORMATION ON REDEMPTIONS

     The Funds are not responsible for the efficiency of the Federal Wire System or a shareholder's investment adviser, broker-dealer or bank. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive redemptions, it is necessary to send a written request (with a signature guaranteed as set forth above) to The N/I NUMERIC INVESTORS family of funds, c/o PFPC Inc., P. 0. Box 8966, Wilmington, Delaware 19899-8966.

INVOLUNTARY REDEMPTION

     RBB reserves the right to redeem a shareholder's account in any Fund at any time the net asset value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by PFPC. Payment for Shares redeemed is made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, PFPC may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared.

REDEMPTION IN-KIND

     The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their Shares. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

AUTOMATIC WITHDRAWAL

     Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly, quarterly or annual basis if the investor has a $10,000 minimum account. An application for automatic withdrawal can be obtained from PFPC. Automatic withdrawal may be ended at any time by the investor, RBB or PFPC. Purchases of additional shares concurrently with withdrawals generally are undesirable.

NET ASSET VALUE

     The net asset value of each Fund is calculated as of the close of regular trading on the NYSE on each Business Day. The net asset value for each Fund is calculated by adding the value of all its securities, cash and other assets, deducting its actual and accrued liabilities and dividing the result by the number of outstanding Shares of a Fund. The net asset value of each Fund is calculated independently of the other Funds.

     Valuation of securities held by each Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value a Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Its distributions are reinvested in additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

     The Funds expect to declare and pay dividends from net investment income annually, generally near the end of the year. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

     Each Fund will elect to be taxed as a regulated investment company for federal income tax purposes. So long as each Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders.

     Fund shareholders, unless otherwise exempt, will be taxed on Fund distributions (except distributions that are treated for federal income tax purposes as a return of capital) regardless of whether the distributions are received in cash or reinvested in additional shares. Distributions by a Fund attributable to its "net capital gain" (the excess of its net long-term capital gain i.e., gains or assets held more than 12 months over its net short-term capital loss), if any, qualify as "capital gains distributions." These distributions are taxable to shareholders as long-term capital gain, regardless of how long each shareholder has held shares. For individuals, long-term capital gain is generally subject to a maximum federal tax rate of 20%.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Funds. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, if such dividends are paid during January of the following year.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who sell or redeem shares, or exchange shares representing interests in one Fund for shares representing interests in another Fund, will generally recognize capital gain or loss for federal income tax purposes. The gain or loss will be long-term capital gain or loss if the shares have been held for more than 12 months, and short-term otherwise, except that a loss on shares held six months or less will be treated as long term capital loss to the extent of any capital gains distributions received on the shares.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships are generally subject to different U.S. federal income tax treatment from that described above.

DESCRIPTION OF SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into ninety-seven different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     Exchanges between the N/I NUMERIC INVESTORS family of funds and other families of RBB are not permitted. In addition, persons who are shareholders of the other N/I NUMERIC INVESTORS Funds are not permitted to acquire shares of the N/I NUMERIC INVESTORS Growth Fund or N/I NUMERIC INVESTORS Micro Cap Fund by exchange.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE N/I NUMERIC INVESTORS FAMILY CLASSES AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE N/I NUMERIC INVESTORS FAMILY CLASSES.

     Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of RBB will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of shares of each of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of RBB may elect all of the directors.

     As of November 16, 1998, to RBB's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION

REPORTS AND INQUIRIES

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 348-5031.

FUND PERFORMANCE INFORMATION

     From time to time, the Funds may advertise their performance, including comparisons to other mutual funds with similar investment objectives or to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of such Funds. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately a Fund's performance with other measures of investment return. For example, a Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as well as the benchmarks described in the Appendix to this

Prospectus. Performance information may also include evaluation of the Funds by nationally recognized ranking services and information as reported in financial publications such as Barron's, Business Week, Forbes, Fortune, Money Magazine, Mutual Fund Magazine, The New York Times, The Wall Street Journal, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                                  APPENDIX A

                            PERFORMANCE BENCHMARKS

 N/I NUMERIC               PERFORMANCE
 INVESTORS FUND            BENCHMARK                  DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------
 Micro Cap                 Russell 2000               The Russell 2000 is an index of stocks 1001 through 3000 in
                           Growth Index               the Russell 3000 Index as ranked by total market
                                                      capitalization.  This index is segmented into growth and
                                                      value categories.  The Russell 2000 Growth Index contains
                                                      stocks from the Russell 2000 with greater-than- average
                                                      growth orientation.  Companies in this index generally have higher price-to-book and price/earnings ratios.
---------------------------------------------------------------------------------------------------------------------------
 Growth                    Russell 2500               The Russell 2500 is an index of stocks 501 through 3000 in
                           Growth Index               the Russell 3000 Index, as ranked by total market
                                                      capitalization.  This index is segmented into growth and
                                                      value categories.  The Russell 2500 Growth Index contains
                                                      stocks from the Russell 2500 with greater-than-average
                                                      growth orientation.  Companies in this index generally have higher price-to-book and price/earnings ratios.
---------------------------------------------------------------------------------------------------------------------------
 Growth & Value            S&P MidCap 400             A broad-based index of 400 companies with market
                           Index                      capitalizations currently from $200 million to $38 billion.
                                                      The Standard & Poor's MidCap 400 Index is a widely accepted, unmanaged index of overall mid-cap stock market performance.
---------------------------------------------------------------------------------------------------------------------------
 Larger Cap Value          Russell 1000 Value         The Russell 1000 Index consists of the 1,000 largest
                           Index                      securities in the Russell 3000 Index as ranked by total
                                                      market capitalization.  This index is segmented into growth and value categories.  The Russell 1000 Value Index contains stocks from the Russell 1000 with less than average growth orientation.  Companies in this index generally have low
                                                      price to book and price/earnings ratios, higher dividend
                                                      yields, and lower forecasted growth values.
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Value           Russell 2000 Value         The Russell 2000 is an index of stocks 1001 through 3000 in
                           Index                      the Russell 3000 Index as ranked by total market
                                                      capitalization.  This index is segmented into growth and
                                                      value categories.  The Russell 2000 Value Index contains
                                                      stocks from the Russell 2000 with less than average growth orientation.  Companies in this index generally have low
                                                      price to book and price/earnings ratios, higher dividend
                                                      yields, and lower forecasted growth values.
---------------------------------------------------------------------------------------------------------------------------

                                   App. A-1

                     N/I NUMERIC INVESTORS family of funds
                           1-800-NUMERIC (686-3742)


                              ACCOUNT APPLICATION

Please Note: Do not use this form to open an individual retirement plan account (such as an IRA). For an IRA application or help with this Application, please call 1-800-NUMERIC (686-3742).


-------------------------------------------------------------------------------
 1.  ACCOUNT REGISTRATION:  (PLEASE CHECK THE APPROPRIATE BOX(ES) BELOW.)
-------------------------------------------------------------------------------

     [_] Individual      [_] Joint Tenant


_______________________________________________________________________________
NAME

_______________________________________________________________________________
SOCIAL SECURITY NUMBER OF PRIMARY OWNER

_______________________________________________________________________________
NAME OF JOINT OWNER (if applicable)

_______________________________________________________________________________
JOINT OWNER SOCIAL SECURITY NUMBER


For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


GIFT TO MINOR (IF APPLICABLE):

[_] UNIFORM GIFTS/TRANSFERS TO MINOR'S ACT


_______________________________________________________________________________
NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

_______________________________________________________________________________
NAME OF MINOR (ONLY ONE PERMITTED)

_______________________________________________________________________________
MINOR'S SOCIAL SECURITY NUMBER                                    DATE OF BIRTH

CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY (IF APPLICABLE):

_______________________________________________________________________________


_______________________________________________________________________________
NAME OF CORPORATION, PARTNERSHIP, OR OTHER

_______________________________________________________________________________
NAME(S) OF TRUSTEE(S)

_______________________________________________________________________________
TAXPAYER IDENTIFICATION NUMBER

_______________________________________________________________________________
TRUST DATE

-------------------------------------------------------------------------------
 2.  MAILING ADDRESS:
-------------------------------------------------------------------------------


_______________________________________________________________________________
STREET OR P.O. BOX                                             APARTMENT NUMBER

_______________________________________________________________________________
CITY                              STATE                              ZIP CODE


( )              ( )
-------------------------------------------------------------------------------
DAY PHONE NUMBER                                      EVENING PHONE NUMBER

E-MAIL ADDRESS (OPTIONAL BUT RECOMMENDED)__________________________________
-------------------------------------------------------------------------------

 3.  INVESTMENT AMOUNT:
-------------------------------------------------------------------------------

Minimum initial investment of $3,000 per Fund or $1,000 for an automatic investment plan.

     [_] N/I NUMERIC INVESTORS MICRO CAP            $ CLOSED
                                                     -------

     [_] N/I NUMERIC INVESTORS GROWTH               $ CLOSED
                                                     -------

     [_] N/I NUMERIC INVESTORS GROWTH & VALUE       $_______

     [_] N/I NUMERIC INVESTORS LARGER CAP VALUE     $_______

     [_] N/I NUMERIC INVESTORS SMALL CAP VALUE      $_______


Make the check payable to N/I NUMERIC INVESTORS family of funds.


Shareholders may not purchase shares of the N/I NUMERIC INVESTORS Funds with a check issued by a third party and endorsed over to the Funds. Checks for investment must be made payable to the N/I NUMERIC INVESTORS family of funds.

-------------------------------------------------------------------------------

 4.  DISTRIBUTION OPTIONS:
-------------------------------------------------------------------------------

NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

DIVIDENDS           [_] Pay by check         [_] Reinvest

CAPITAL GAINS       [_] Pay by check         [_] Reinvest


Please check one of the following options:

[_]  Please mail checks to Address of Record
       (Named in Section 2)

[_]  Please electronically credit my Bank of Record
       (Named in Section 8)

-------------------------------------------------------------------------------

 5.  TELEPHONE EXCHANGE AND REDEMPTION:
-------------------------------------------------------------------------------

To use either or both of these options, you must initial the appropriate line below.

I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.


________   ________         Exchange shares for shares of another N/I
initial    joint initial    NUMERIC INVESTORS Fund.


________   ________         Redeem shares, and send the proceeds to the
initial    joint initial    address of record (not applicable to IRA
                            accounts).

-------------------------------------------------------------------------------

 6.  AUTOMATIC INVESTMENT PLAN (IF APPLICABLE):
-------------------------------------------------------------------------------

Please attach an unsigned, voided check.

The Automatic Investment Plan ($1,000 minimum initial investment), makes possible regularly scheduled purchases of Fund shares. The Fund's Transfer Agent can arrange for an amount of money selected by you ($100 minimum to be deducted from your checking account and used to purchase shares of a specified N/I NUMERIC INVESTORS Fund.

Please debit $______ from my checking account (named below) on or about the 20th of every month.


$___________ into the__________________Fund____________Start Month.
$100 minimum


$___________ into the__________________Fund____________Start Month.
$100 minimum


$___________ into the__________________Fund____________Start Month.
$100 minimum


$___________ into the__________________Fund____________Start Month.
$100 minimum

$___________ into the__________________Fund____________Start Month.
$100 minimum

-------------------------------------------------------------------------------

 7.  SYSTEMATIC WITHDRAWAL PLAN (IF APPLICABLE):
-------------------------------------------------------------------------------

Please attach an unsigned, voided check.

To select this option please fill out the information below:

Fund Name_________________    Amount____________

Startup Month_____________

Frequency Options:   [_] Annually    [_] Monthly    [_] Quarterly


 .    A minimum account value of $10,000 in a single account is required to establish a Systematic Withdrawal Plan
 .    Payments will be made on or near the 25th of the month
     Complete only if using Automatic Investment Plan or Systematic Withdrawal Plan

-------------------------------------------------------------------------------

 8.  BANK OF RECORD:
-------------------------------------------------------------------------------

Complete only if using Automatic Investment Plan (Section 6) or Systematic Withdrawal Plan (Section 7)


_______________________________________________________________________________
BANK NAME

_______________________________________________________________________________
STREET ADDRESS OR P.O. BOX

_______________________________________________________________________________
CITY                                 STATE                          ZIP CODE

_______________________________________________________________________________
BANK ABA NUMBER                                       BANK ACCOUNT NUMBER

-------------------------------------------------------------------------------

 9.  SIGNATURES:
-------------------------------------------------------------------------------

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Information Form, and I (we) have received a current prospectus for the N/I NUMERIC INVESTORS Fund(s) in which I (we) am (are) investing.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND
(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO 31% BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.

_______________________________________________________________________________
SIGNATURE OF APPLICANT                                                     DATE

_______________________________________________________________________________
PRINT NAME                                                TITLE (IF APPLICABLE)

_______________________________________________________________________________
SIGNATURE OF JOINT OWNER                                                   DATE

_______________________________________________________________________________
PRINT NAME                                                TITLE (IF APPLICABLE)

(If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-800-NUMERIC (686-3742). For information on new or existing accounts call 1-800-348-5031.

MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:
     N/I NUMERIC INVESTORS FAMILY OF FUNDS
     C/O PFPC INC.
     P.O. BOX 8966
     WILMINGTON, DE  19899-8966

INVESTMENT ADVISER

     Numeric Investors L.P.(R)
     One Memorial Drive
     Cambridge, MA 02142


CUSTODIAN
     Custodial Trust Company
     101 Carnegie Center
     Princeton, NJ 05840

CO-ADMINISTRATOR, TRANSFER AGENT
 AND DIVIDEND DISBURSING AGENT

     PFPC Inc.
     Bellevue Corporate Center
     400 Bellevue Parkway
     Wilmington, DE 19809

CO-ADMINISTRATOR

     Bear Stearns Funds Management Inc.
     245 Park Avenue, 15th floor
     New York, NY 10167

DISTRIBUTOR AND ADMINISTRATIVE SERVICES AGENT

     Provident Distributors, Inc.
     Four Falls Corporate Center, 6th Floor
     West Conshohocken, Pennsylvania  19428

COUNSEL
     Drinker Biddle & Reath LLP
     1345 Chestnut Street
     Philadelphia, PA 19107

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP
     2400 Eleven Penn Center
     Philadelphia, PA 19103

                      N/I NUMERIC INVESTORS Micro Cap Fund

                       N/I NUMERIC INVESTORS Growth Fund

                   N/I NUMERIC INVESTORS Growth & Value Fund

                  N/I NUMERIC INVESTORS Larger Cap Value Fund

                   N/I NUMERIC INVESTORS Small Cap Value Fund

                 (Investment Portfolios of The RBB Fund, Inc.)


                      STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information provides supplementary information pertaining to shares of the classes (the "Shares") representing interests in the N/I NUMERIC INVESTORS Micro Cap Fund (the "Micro Cap Fund"), the N/I NUMERIC INVESTORS Growth Fund (the "Growth Fund"), the N/I NUMERIC INVESTORS Growth & Value Fund (the "Growth & Value Fund"), the N/I NUMERIC INVESTORS Larger Cap Value Fund (the "Larger Cap Value Fund") and the N/I NUMERIC INVESTORS Small Cap Value Fund (the "Small Cap Value Fund") (together, the "Funds") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the N/I NUMERIC INVESTORS family of funds Prospectus dated December 28, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained from Numeric by calling toll-free (800) NUMERIC [(800) 686-3742]. This Statement of Additional Information is dated December
28, 1998.


                                                           Page
                                                           ----
     General.............................................    3
     Investment Objectives and Policies..................    3
     Investment Limitations..............................   13
     Directors and Officers..............................   15
     Investment Advisory, Distribution and Servicing
      Arrangements.......................................   19
     Fund Transactions...................................   26
     Purchase and Redemption Information.................   28
     Valuation of Shares.................................   30
     Performance Information.............................   30
     Taxes...............................................   34
     Description of Shares...............................   36
     Additional Information Concerning Fund Shares.......   39
     Miscellaneous.......................................   40
     Financial Statements................................   41
     Appendix A..........................................  A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    GENERAL

     RBB is an open-end management investment company currently operating or proposing to operate seventeen separate investment portfolios. RBB is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This Statement of Additional Information pertains to Shares representing interests in the Funds offered by the Prospectus dated December
28, 1998.

     Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                      INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

FUTURES

     Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

     The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

     If a Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

     A Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase bonds but had not yet done so, it could purchase a futures contract in order to lock in current bond prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, a Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time that Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Funds would hold cash and liquid debt securities in a segregated account with a value sufficient to cover their open futures obligations, the segregated assets would be available to the Funds immediately upon closing out the futures position, while settlement of securities transactions can take several days. However, because a Fund's cash that would otherwise have been invested in higher-yielding bonds would be held uninvested or invested in short-term securities so long as the futures position remains open, the Fund's return would involve a smaller amount of interest income and potentially a greater amount of capital gain or loss.

     The Funds may sell futures contracts to hedge their other investments against changes in value, or as an alternative to sales of securities. For example, if the investment adviser anticipated a decline in bond prices, but did not wish to sell bonds owned by a Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the future contract's value would be expected to rise and offset all or a portion of the loss in the bonds that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit of the Fund. In this type of strategy, a Fund's return will tend to involve a larger component of interest income, because the Fund will remain invested in longer-term securities rather than selling them and investing the proceeds in short-term securities which generally provide lower yields.

     Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The investment adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which a Fund does business.

     Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to a Fund will not match that Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Funds may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

     Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions could also be impaired.

PUT AND CALL OPTIONS

     Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give a Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, a Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

     A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If a Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require a Fund to make futures margin payments unless it exercises the option. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     Put options may be used by a Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the

Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum a Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for a Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

     Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, a Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     The Funds will purchase call options only in connection with "closing purchase transactions." A Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by a Fund. If a Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

     Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     A Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. As with other futures and options strategies used as alternatives for purchasing securities, a Fund's return from writing put options generally will involve a smaller amount of interest income than purchasing longer-term securities directly, because a Fund's cash will be invested in shorter-term securities which usually offer lower yields.

     Writing Call Options. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, because a Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

     Combined Option Positions. A Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Risks of Options Transactions. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

     Asset Coverage for Futures and Options Positions. A Fund will not use leverage in its options and futures strategies. A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Limitations on Futures and Options Transactions. RBB, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Funds will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Funds have purchased would exceed 5% of a Fund's net assets after taking into account unrealized profits and losses on such contracts.

     The Funds' limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. The Funds will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Funds' shareholders.

SHORT SALES "AGAINST THE BOX"

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute a Fund's long position. The Funds will not engage in short sales against the box for speculative purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SECTION 4(2) PAPER

     "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below and Appendix "A" for a list of commercial paper ratings.

RIGHTS OFFERINGS AND PURCHASE WARRANTS

     Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

ILLIQUID SECURITIES

     A Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Funds may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the

Securities Act. These securities will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Adviser will monitor the liquidity of restricted securities in the Funds under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

DEPOSITARY RECEIPTS

     The Funds' assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs and EDRs are receipts typically issued by a United States or European bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate international trading. The Funds may invest in ADRs, EDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

EUROPEAN CURRENCY UNIFICATION

     Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Funds may invest and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

INVESTMENT COMPANY SECURITIES

     The Funds may invest in securities issued by other investment companies. Under the 1940 Act, the Funds' investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of a Fund's net assets with respect to any one investment company and (iii) 10% of a Fund's net assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. The Funds presently intend to invest in other investment companies only as investment vehicles for short-term cash. The Funds will only invest in securities of other investment companies which are purchased on the open market with no commission or profit to a sponsor or dealer, other than the customary brokers commission, or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

CONVERTIBLE SECURITIES

     The Funds may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, a Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

REPURCHASE AGREEMENTS

     The repurchase price under repurchase agreements generally equals the price paid by the Fund involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by RBB's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund involved under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase.

U.S. GOVERNMENT OBLIGATIONS

     Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable that the price or yield available in the market when the securities delivery takes place. A Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

PORTFOLIO TURNOVER

     The Funds may be subject to a greater degree of turnover and thus a higher incidence of short-term capital gains taxable as ordinary income than might be expected from portfolios which invest substantially all of their assets on a long-term basis, and correspondingly larger brokerage charges and other transaction costs can be expected to be borne by the Funds. Investment strategies which require periodic changes to portfolio holdings with the expectation of outperforming equity indices are called "active" strategies. These compare with "passive" or "index" strategies which hold only the stocks in the equity indices. Passive strategies trade infrequently -- only as the indices change. Most equity mutual funds, including the Funds, pursue active strategies, which have higher turnover than passive strategies.

     High portfolio turnover (100% or more) can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways:
First, short term capital gains, which are a by-product or high turnover investment strategies, are currently taxed at rates comparable to ordinary income rates. Ordinary income tax rates are higher than long term capital gain tax rates for middle and upper income taxpayers. Second, the frequent realization of gains, which causes taxes to be paid frequently, is less advantageous than infrequent realization of gains. Infrequent realization of gains allows the payment of taxes to be deferred to later years, allowing more of the gains to compound before taxes are paid. Consequently after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, all else being equal.

     Although tax considerations should not typically drive an investment decision, investors should consider their ability to allocate tax-deferred (such as IRAs and 401(k) plans) versus taxable assets when considering where to invest. All else being equal, investors will earn better returns investing tax-deferred assets in active strategies, while using lower turnover passive strategies for taxable investments. For further information, see "Taxes" below.

     The Portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

                            INVESTMENT LIMITATIONS

     The Funds have adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Funds' outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). The Funds may not:

     1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund's assets may be invested without regard to such limitation.

     2. Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of their respective assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

     3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of a Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

     4. Make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of a Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to RBB, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

     5. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under federal securities laws.

     7. Purchase or sell real estate or real estate limited partnership interests, provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

     8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     9. Invest in oil, gas or mineral-related exploration or development programs or leases.

     10. Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

     11. Make investments for the purpose of exercising control or management, but each Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Issue any senior security, as defined in section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 2 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

                            DIRECTORS AND OFFICERS

     The directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are:

================================================================================
Name and Address and Age      Position       Principal Occupation
------------------------      with Fund      During Past Five Years
                              ---------      ----------------------
--------------------------------------------------------------------------------
*Arnold M. Reichman 50        Director       Chief Operating Officer of Warburg
466 Lexington Avenue                         Pincus Asset Management, Inc.;
12th Floor                                   Director and Executive Officer of
New York, NY  10017                          Counsellors Securities Inc.;
                                             Director/Trustee of various
                                             investment companies advised by
                                             Warburg Pincus Asset Management,
                                             Inc. Prior to 1997, Managing
                                             Director of Warburg Pincus Asset
                                             Management, Inc.
--------------------------------------------------------------------------------
*Robert Sablowsky 60          Director       Senior Vice President of
Fahnestock & Company, Inc.                   Fahnestock Co., Inc. (a registered
125 Broad Street                             broker-dealer); Prior to October
New York, NY  10004                          1996, Executive Vice President of
                                             Gruntal & Co., Inc. (a registered
                                             broker-dealer).
--------------------------------------------------------------------------------
Francis J. McKay 62           Director       Since 1963, Executive Vice
Fox Chase Cancer Institute                   President, Fox Chase Cancer Center
7701 Burholme Avenue                         (biomedical research and medical
Philadelphia, PA  19111                      care).
--------------------------------------------------------------------------------
Marvin E. Sternberg 64        Director       Since 1974, Chairman, Director and
Moyco Technologies, Inc.                     President, Moyco Industries, Inc.
200 Commerce Drive                           (manufacturer of dental supplies
Montgomeryville, PA  18936                   and precision coated abrasives).
--------------------------------------------------------------------------------
Julian A. Brodsky 65          Director       Director and Vice Chairman, since
1500 Market Street                           1969 Comcast Corporation (cable
35th Floor                                   television and communications);
Philadelphia, PA  19102                      Director, Comcast U.K.
================================================================================

================================================================================
Donald van Roden 74            Director and       Self-employed businessman.
1200 Old Mill Lane             Chairman of the    From February 1980 to March
Wyomissing, PA  19610          Board              1987, Vice Chairman,
                                                  SmithKline Beecham Corporation
                                                  (pharmaceuticals); Director,
                                                  AAA Mid-Atlantic (auto
                                                  service); Director, Keystone
                                                  Insurance Co.
--------------------------------------------------------------------------------
Edward J. Roach 74             President          Certified Public Accountant;
Suite 100                      and                Vice Chairman of the Board,
Bellevue Park                  Treasurer          Fox Chase Cancer Center;
Corporate Center                                  Trustee Emeritus, Pennsylvania
400 Bellevue Parkway                              School for the Deaf; Trustee
Wilmington, DE  19809                             Emeritus, Immaculata College;
                                                  President and Treasurer of
                                                  Municipal Fund for New York
                                                  Investors, Inc. (advised by
                                                  BlackRock Institutional
                                                  Management); Vice President
                                                  and Treasurer of various
                                                  investment companies advised
                                                  by BlackRock Institutional
                                                  Management Corporation;
                                                  Treasurer of the Chestnut
                                                  Street Exchange Fund.
--------------------------------------------------------------------------------
Morgan R. Jones 59             Secretary          Chairman, the law firm of
Drinker Biddle & Reath LLP                        Drinker Biddle & Reath LLP;
1345 Chestnut Street                              Director, Nobel Learning
Philadelphia, PA  19107-3496                      Communities, Inc., Secretary,
                                                  Petroferm, Inc.
================================================================================

______________________

* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of RBB, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities Inc., respectively, each a registered broker-dealer.

          Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

          Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

          Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.

          RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of RBB and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                            DIRECTORS' COMPENSATION
                            -----------------------

                                                           PENSION OR
                                                           RETIREMENT
                                    AGGREGATE              BENEFITS ACCRUED     ESTIMATED ANNUAL
                                    COMPENSATION           AS PART OF FUND      BENEFITS UPON
NAME OF PERSON/POSITION             FROM REGISTRANT        EXPENSES             RETIREMENT
-----------------------             ---------------        ---------            ------------
Julian A. Brodsky,                   $ 16,000                  N/A                   N/A
Director
Francis J. McKay,                    $ 18,000                  N/A                   N/A
Director
Arnold M. Reichman,                  $  -0-                    N/A                   N/A
Director
Robert Sablowsky,                    $ 18,000                  N/A                   N/A
Director
Marvin E. Sternberg,                 $ 17,000                  N/A                   N/A
Director
Donald van Roden,                    $ 23,000                  N/A                   N/A
Director and Chairman

_____________________

          On October 24, 1990, RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to RBB. No officer, director or employee of Numeric or the Distributor currently receives any compensation from RBB.

         INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

ADVISORY AGREEMENTS

     Numeric renders advisory services to the Funds pursuant to Investment Advisory Agreements. The Advisory Agreements relating to each of the Funds are dated April 24, 1996, except for the Larger Cap Value Fund, which is dated December 1, 1997, and the Small Cap Value Fund, which is dated November 30, 1998. Under the Advisory Agreements, Numeric is entitled to receive a fee from each Fund calculated at an annual rate of 0.75% of a Fund's average daily net assets. For the fiscal year ended August 31, 1999, Numeric intends to waive its fees to the extent necessary to maintain an annualized expense ratio for each Fund of 1.00%. There can be no assurance that Numeric will continue such waivers indefinitely.

     For the period from June 3, 1996 (initial public offering Shares) through August 31, 1996 and for the fiscal years ended August 31, 1997 and August 31, 1998, the Funds paid Numeric advisory fees and Numeric waived advisory fees as follows:

===================================================================================================
                                 Advisory
                                Fees Paid
                            (after waivers and
         Fund                 reimbursements)             Waivers             Reimbursements
         ----                 ---------------             -------             --------------
---------------------------------------------------------------------------------------------------
Fiscal year ended August 31, 1998
---------------------------------------------------------------------------------------------------
Micro Cap                                $912,750            $ 140,740               $      0
---------------------------------------------------------------------------------------------------
Growth                                   $782,298            $ 121,746               $      0
---------------------------------------------------------------------------------------------------
Growth & Value                           $675,595            $ 136,503               $      0
---------------------------------------------------------------------------------------------------
Larger Cap Value*                        $ 35,168            $  46,328               $ 30,869
---------------------------------------------------------------------------------------------------
Fiscal year ended August 31, 1997
---------------------------------------------------------------------------------------------------
Micro Cap                                $248,284            $ 120,320               $      0
---------------------------------------------------------------------------------------------------
Growth                                   $355,843            $ 153,302               $      0
---------------------------------------------------------------------------------------------------
Growth & Value                           $ 90,762            $  92,307               $ 21,893
===================================================================================================
Period ended August 31, 1996
---------------------------------------------------------------------------------------------------
Micro Cap                                $      0            $  13,959               $ 16,152
---------------------------------------------------------------------------------------------------
Growth                                   $  3,225            $  20,371               $ 13,652
---------------------------------------------------------------------------------------------------
Growth & Value                           $      0            $   3,693               $ 21,812
===================================================================================================

*    The Larger Cap Value Fund commenced operations on December 9, 1997.

     The Funds bear all of their own expenses not specifically assumed by Numeric. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a Fund include, but are not limited to the expenses listed in the prospectus and the following (or a Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a Fund and any losses incurred in connection therewith; (b) expenses of organizing RBB that are not attributable to a class of RBB; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or a Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; and (g) the cost of investment company literature and other publications provided by RBB to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

     Under the Advisory Agreements, Numeric will not be liable for any error of judgment or mistake of law or for any loss suffered by RBB or the Funds in connection with the performance of an Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Numeric in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Advisory Agreements for the Micro Cap, Growth and Growth & Value Funds were approved on April 24, 1996 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreement for the Larger Cap Value Fund was similarly approved on October 15, 1997. The Advisory Agreement for the Small Cap Value Fund was similarly approved on October 28, 1998. The Advisory Agreements are terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days' written notice to Numeric. The Advisory Agreements for the Micro Cap, Growth and Growth & Value Funds became effective on May 20, 1996 and were approved by written consent of the sole shareholder of each of the Micro Cap, Growth and Growth & Value Funds on May 28, 1996. The Advisory Agreement for the Larger Cap Value Fund became effective on December 1, 1997 and was approved by written consent of the sole shareholder of the Fund on December 1, 1997. The Advisory Agreement for the Small Cap Value Fund became effective on November 30, 1998 and was approved by written consent of the sole shareholder of the Fund on November 30, 1998. The Advisory Agreements terminate automatically in the event of assignment thereof.

     The Advisory Agreements provide that Numeric shall at all times have all rights in and to each Fund's name and all investment models used by or on behalf of the Funds. Numeric may use each Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and RBB has agreed to execute and deliver any and all documents required to indicate its consent to such use.

     The Advisory Agreements further provide that no public reference to, or description of, Numeric or its methodology or work shall be made by RBB, whether in the Prospectus, Statement of Additional Information or otherwise, without the prior written consent of Numeric, which consent shall not be unreasonably withheld. In each case, RBB has agreed to provide Numeric a reasonable opportunity to review any such reference or description before being asked for such consent.

CUSTODIAN AGREEMENTS

     Custodial Trust Company ("CTC") is custodian of the Funds' assets pursuant to custodian agreements dated as of May 20, 1996, as amended (the "Custodian Agreements"). Under the Custodian Agreements, CTC (a) maintains a separate account or accounts in the name of each of the Funds, (b) holds and transfers portfolio securities on account of each of the Funds, (c) accepts receipts and makes disbursements of money on behalf of each of the Funds, (d) collects and receives all income and other payments and distributions on account of each of the Funds' portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Funds' operations. CTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that CTC remains responsible for the performance of all its duties under the Custodian Agreements and holds RBB harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreements, CTC receives a fee calculated at .03% of each Fund's average daily net assets.

TRANSFER AGENCY AGREEMENTS

     PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement dated August 16, 1988, as supplemented (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of each of the Funds, (b) addresses and mails all communications by the Funds to record owners of shares of the Funds, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Funds. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account for the Funds, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

CO-ADMINISTRATION AGREEMENTS

     Bear Stearns Funds Management Inc. ("BSFM") serves as co-administrator to the Funds pursuant to Co-Administration Agreements dated April 24, 1996, as amended, for each of the Funds (the "BSFM Co-Administration Agreements"). BSFM has agreed to assist each of the Funds in all significant aspects of their administration and operations. The BSFM Co-Administration Agreements provide that BSFM shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the BSFM Co-Administration Agreements, BSFM receives a fee with respect to each of the Funds calculated at an annual rate of .05% of the first $150 million of each Fund's average daily net assets and .02% on all assets above $150 million.

     PFPC also serves as co-administrator to Funds pursuant to Co-Administration Agreements dated as of April 24, 1996, as amended (the "PFPC Co-Administration Agreements"). PFPC has agreed to calculate the Funds' net asset values, provide all accounting services for the Funds and assist in related aspects of the Funds' operations. The PFPC Co-Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the PFPC Co-Administration Agreements, PFPC receives a fee with respect to each of the Funds calculated at an annual rate of
 .125% of each Fund's average daily net assets, exclusive of out-of-pocket expenses and pricing charges. PFPC is currently waiving fees in excess of .115% of each Fund's average daily net assets.

     For the period from June 3, 1996 (initial public offering of shares) until August 31, 1996 and for the fiscal years ended August 31, 1997 and August 31, 1998, the Funds paid administration fees to PFPC and BSFM, and PFPC waived administration fees as follows:

===================================================================================================
                              Co-Administration
                                  Fees Paid
         Fund                  (After Waivers)           Waivers            Reimbursements
         ----                  ---------------           -------            --------------
---------------------------------------------------------------------------------------------------
For the fiscal year ended August 31, 1998.
---------------------------------------------------------------------------------------------------
(PFPC)
------
---------------------------------------------------------------------------------------------------
Micro Cap                            $161,535               $  14,047              $ 0
---------------------------------------------------------------------------------------------------
Growth                               $138,620               $  12,054              $ 0
---------------------------------------------------------------------------------------------------
Growth & Value                       $124,522               $  11,179              $ 0
---------------------------------------------------------------------------------------------------
Larger Cap Value*                    $ 27,114               $  27,119              $ 0
---------------------------------------------------------------------------------------------------
(BSFM)
------
---------------------------------------------------------------------------------------------------
Micro Cap                            $ 70,233               $       0              $ 0
---------------------------------------------------------------------------------------------------
Growth                               $ 60,270               $       0              $ 0
---------------------------------------------------------------------------------------------------
Growth & Value                       $ 54,025               $       0              $ 0
---------------------------------------------------------------------------------------------------
Larger Cap Value*                    $  5,433               $       0              $ 0
===================================================================================================

*    The Larger Cap Value Fund commenced operations on December 9, 1997.

===================================================================================================
                              Co-Administration
                                  Fees Paid
         Fund                  (After Waivers)               Waivers        Reimbursements
         ----                  ---------------               -------        --------------
---------------------------------------------------------------------------------------------------
For the fiscal year ended August 31, 1997.
---------------------------------------------------------------------------------------------------
(PFPC)
------
---------------------------------------------------------------------------------------------------
Micro Cap                            $ 61,461               $  26,117              $ 0
---------------------------------------------------------------------------------------------------
Growth                               $ 73,540               $  20,169              $ 0
---------------------------------------------------------------------------------------------------
Growth & Value                       $ 39,724               $  35,276              $ 0
---------------------------------------------------------------------------------------------------
(BSFM)
------
---------------------------------------------------------------------------------------------------
Micro Cap                            $ 24,574               $       0              $ 0
---------------------------------------------------------------------------------------------------
Growth                               $ 33,943               $       0              $ 0
---------------------------------------------------------------------------------------------------
Growth & Value                       $ 12,203               $       0              $ 0
===================================================================================================

===================================================================================================
                             Co-Administration
                                 Fees Paid
         Fund                 (After Waivers)          Waivers             Reimbursements
         ----                 ---------------          -------             --------------
---------------------------------------------------------------------------------------------------
For the period from June 3, 1996 until August 31, 1996.
---------------------------------------------------------------------------------------------------
(PFPC)
------
---------------------------------------------------------------------------------------------------
Micro Cap                              $9,062          $9,063                   $0
---------------------------------------------------------------------------------------------------
Growth                                 $9,062          $9,063                   $0
---------------------------------------------------------------------------------------------------
Growth & Value                         $8,958          $8,959                   $0
---------------------------------------------------------------------------------------------------
(BSFM)
------
---------------------------------------------------------------------------------------------------
Micro Cap                              $  930          $    0                   $0
---------------------------------------------------------------------------------------------------
Growth                                 $1,573          $    0                   $0
---------------------------------------------------------------------------------------------------
Growth & Value                         $  245          $    0                   $0
==================================================================================================

ADMINISTRATIVE SERVICES AGENT


     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Funds that are not provided by BSFM or PFPC. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of each Fund's average daily net assets. PDI is currently waiving fees in excess of .03% of each fund's average daily net assets for open funds and .02% of each closed fund's average daily net assets.


     Prior to May 29, 1998, Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), acted as Administrative Services Agent pursuant to the same compensation arrangement as for PDI. Warburg was indirectly controlled by Warburg, Pincus & Co.

     For the period from May 29, 1998 through August 31, 1998, the Funds paid administrative services fees to PDI, and PDI waived administrative services fees as follows:

 ===================================================================================================
                          Administrative Services
                                 Fees Paid
         Fund                 (After Waivers)               Waivers             Reimbursements
         ----                 ---------------               -------             --------------
---------------------------------------------------------------------------------------------------
For the period from May 29, 1998 until August 31, 1998.
---------------------------------------------------------------------------------------------------
Micro Cap                        $  6,924                    $  44,172             $ 0
---------------------------------------------------------------------------------------------------
Growth                           $  5,888                    $  37,315             $ 0
---------------------------------------------------------------------------------------------------
Growth & Value                   $ 11,064                    $  44,256             $ 0
---------------------------------------------------------------------------------------------------
Larger Cap Value                 $  1,919                    $   7,678             $ 0
===================================================================================================

     For the period from September 1, 1997 through May 29, 1998, the Funds paid administrative services fees to Counsellors Service, and Counsellors Service waived administrative services fees as follows:


===================================================================================================
                          Administrative Services
                                 Fees Paid
         Fund                 (After Waivers)          Waivers             Reimbursements
         ----                 ---------------          -------             --------------
---------------------------------------------------------------------------------------------------
For the period September 1, 1997 through May 29, 1998
---------------------------------------------------------------------------------------------------
Micro Cap                        $ 31,920                $  127,682               $ 0
---------------------------------------------------------------------------------------------------
Growth                           $ 27,521                $  110,085               $ 0
---------------------------------------------------------------------------------------------------
Growth & Value                   $ 21,420                $   85,680               $ 0
---------------------------------------------------------------------------------------------------
Larger Cap Value*                $  1,341                $    5,361               $ 0
===================================================================================================

*    The Larger Cap Value Fund commenced operations on December 9, 1997

For the period from June 3, 1996 (initial public offering of shares) through August 31, 1996 and for the fiscal year ended August 31, 1997, the Funds paid administrative services fees to Counsellors Services, and Counsellors Service waived administrative services fees as follows:

===================================================================================================
                                Administrative
                              Services Fees Paid
         Fund                  (after waivers)               Waivers           Reimbursements
         ----                  ---------------               -------           --------------
---------------------------------------------------------------------------------------------------
For the fiscal year ended August 31, 1997.
---------------------------------------------------------------------------------------------------
Micro Cap                                     $14,744        $58,977                 $0
---------------------------------------------------------------------------------------------------
Growth                                        $20,366        $81,463                 $0
---------------------------------------------------------------------------------------------------
Growth & Value                                $ 7,323        $29,291                 $0
==================================================================================================
For the period ended August 31, 1996.
---------------------------------------------------------------------------------------------------
Micro Cap                                     $   558        $ 2,231                 $0
---------------------------------------------------------------------------------------------------
Growth                                        $   934        $ 3,785                 $0
---------------------------------------------------------------------------------------------------
Growth & Value                                $   147        $   591                 $0
===================================================================================================


DISTRIBUTOR

     PDI serves as distributor of the Shares pursuant to the terms of a distribution agreement dated as of May 29, 1998 (the "Distribution Agreement") entered into by PDI and RBB. No compensation is payable by RBB to PDI for distribution services with respect to the Funds. Counsellors Securities Inc. ("Counsellors") served as distributor of the Shares prior to May 29, 1998. Counsellors is a wholly-owned subsidiary of Warburg and has a principal business address at 466 Lexington Avenue, New York 10017-3147.

                               FUND TRANSACTIONS

     Subject to policies established by the Board of Directors, Numeric is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, Numeric seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Numeric generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

     No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Numeric may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of Numeric. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Numeric under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Numeric, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Numeric, as applicable, to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

     For the fiscal year ended August 31, 1998, the Funds paid commissions to brokers on account of research services as follows:

===========================================================================================
                                           AMOUNT OF                  AGGREGATE
             FUND                        TRANSACTIONS                COMMISSIONS
             ----                        ------------                -----------
-------------------------------------------------------------------------------------------
Micro Cap                              $   476,678,318                $   706,342
-------------------------------------------------------------------------------------------
Growth                                 $   404,189,287                $   512,762
-------------------------------------------------------------------------------------------
Growth & Value                         $   613,157,265                $   508,568
-------------------------------------------------------------------------------------------
Larger Cap Value                       $    73,359,189                $    45,723
===========================================================================================

     Corporate debt and U.S. Government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Numeric may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Funds prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Funds' anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Funds would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for the Funds and for other investment accounts managed by Numeric are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to the Funds. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such security of which Numeric or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by RBB's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

     In no instance will portfolio securities be purchased from or sold to PDI, PNC Bank or Numeric or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     For the fiscal year ended August 31, 1998, the Funds paid brokerage commissions on behalf of the Funds as follows:

     Fund                           Brokerage Commissions
     ----                           ---------------------
 Micro Cap                               $  706,342

 Growth                                  $  512,762

 Growth & Value                          $  508,568

 Larger Cap Value                        $   45,723

     The Funds are required to identify any securities of RBB's regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 1998, the following Funds held the following securities:

===============================================================================================
     Fund                     Security                                          Value
     ----                     --------                                          -----
-----------------------------------------------------------------------------------------------
Growth & Value                Bear Stearns Companies, Inc.                      $    717,880
-----------------------------------------------------------------------------------------------
Larger Cap                    Bear Stearns Companies, Inc.                      $    324,348
-----------------------------------------------------------------------------------------------
Larger Cap                    Lehman Bros. Holdings, Inc.                       $     82,687
===============================================================================================

                      PURCHASE AND REDEMPTION INFORMATION

     The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

     Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectus, a Fund may redeem shares involuntarily to reimburse such Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

     An illustration of the computation of the public offering price per share of each of the Funds, based on the value of the Funds' respective net assets as of August 31, 1998, is as follows:

=======================================================================================================
                                         Micro                                             Larger Cap
                                          Cap           Growth          Growth & Value        Value
                                          ---           ------          --------------        -----
-------------------------------------------------------------------------------------------------------
Net assets                            $ 99,266,433   $  77,839,544       $  110,176,196   $  25,256,551
-------------------------------------------------------------------------------------------------------
Outstanding shares                       7,931,287       7,980,631            8,286,895       2,330,416
-------------------------------------------------------------------------------------------------------
Net asset value per share
                                      $      12.52   $        9.75       $        13.30   $       10.84
-------------------------------------------------------------------------------------------------------
Maximum sales charge                            --              --                   --              --
-------------------------------------------------------------------------------------------------------
Maximum Offering Price to
Public                                $      12.52   $        9.75       $        13.30   $       10.84
-------------------------------------------------------------------------------------------------------

                              VALUATION OF SHARES

     The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Net asset value per share is calculated by adding the value of each Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the Fund, and dividing the result by the number of outstanding shares of the Fund.

     In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors.


                            PERFORMANCE INFORMATION

     TOTAL RETURN. For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:

     P(1 + T)/n/ = ERV

     Where:     P  = hypothetical initial payment of $1,000

                T  = average annual total return

                n  = number of years (1, 5 or 10)

               ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Funds' registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Funds are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Funds.

          The formula for calculating aggregate total return is as follows:

                                               ERV
                    Aggregate Total Return = [(---) - 1]
                                                P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

     PERFORMANCE. From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of a Fund's shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of a Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Funds seek long-term appreciation and that such return may not be representative of a Fund's return over a longer market cycle. The Funds may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period (again reflecting changes in a Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions) and would be quoted separately for each class of a Fund's shares.

     Calculated according to the SEC Rules, the average annual total return for the Funds was as follows:

====================================================================================
                                                                            Average
          Fund                                                              Return
          ----                                                              ------
------------------------------------------------------------------------------------
For August 31, 1998.
------------------------------------------------------------------------------------
Micro Cap                                                                    9.29%
------------------------------------------------------------------------------------
Growth                                                                      (1.62)%
------------------------------------------------------------------------------------
Growth & Value                                                              12.68%
------------------------------------------------------------------------------------
Larger Cap Value*                                                            N/A
------------------------------------------------------------------------------------
For August 31, 1997.
------------------------------------------------------------------------------------
Micro Cap                                                                   41.43%
------------------------------------------------------------------------------------
Growth                                                                      27.86%
------------------------------------------------------------------------------------
Growth & Value                                                              33.71%
------------------------------------------------------------------------------------
For the period June 3, 1996 (initial public offering) to August 31, 1996.
------------------------------------------------------------------------------------
Micro Cap                                                                    N/A
------------------------------------------------------------------------------------
Growth                                                                       N/A
------------------------------------------------------------------------------------
Growth & Value                                                               N/A
====================================================================================

*    The Larger Cap Value Fund commenced operations on December 9, 1997.

     Calculated according to the above formula, the aggregate total return for the Funds was as follows:

===================================================================================
                                                                         Average
          Fund                                                           Return
          ----                                                           ------
-----------------------------------------------------------------------------------
For the fiscal year ended August 31, 1998.
-----------------------------------------------------------------------------------
Micro Cap                                                                  22.10 %
-----------------------------------------------------------------------------------
Growth                                                                     (3.59)%
-----------------------------------------------------------------------------------
Growth & Value                                                             30.76 %
-----------------------------------------------------------------------------------
Larger Cap Value*                                                          (9.67)%
-----------------------------------------------------------------------------------
For the fiscal year ended August 31, 1997.
-----------------------------------------------------------------------------------
Micro Cap                                                                  58.41 %
-----------------------------------------------------------------------------------
Growth                                                                     37.69 %
-----------------------------------------------------------------------------------
Growth & Value                                                             49.11 %
-----------------------------------------------------------------------------------
For the period June 3, 1996 (initial public offering) to August 31, 1996.
-----------------------------------------------------------------------------------
Micro Cap                                                                  54.05 %
-----------------------------------------------------------------------------------
Growth                                                                     35.85 %
-----------------------------------------------------------------------------------
Growth & Value                                                             43.64 %
===================================================================================

*    The Larger Cap Value Fund commenced operations on December 9, 1997.

     Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance.

     In reports or other communications to investors or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (2) with their benchmark indices, as well as the S&P 500 or (3) other appropriate indices of investment securities or with data developed by Numeric derived from such indices. Performance information may also include evaluation of the Funds by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications.

     In reports or other communications to investors or in advertising, the Funds may also describe the general biography or work experience of the portfolio managers of the Funds and may include quotations attributable to the portfolio managers describing approaches taken in managing the Funds' investments, research methodology, underlying stock selection or the Funds' investment objective. The Funds may also discuss the continuum of risk and return relating to different investments, and the potential impact of foreign stock on a portfolio otherwise composed of domestic securities. In addition, the Funds may from time to time compare their expense ratios to those of investment companies with similar objective and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                                     TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

          Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

          In addition to the foregoing requirements, at the close of each quarter of each Fund's taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").





          Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Fund in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

          Each Fund intends to distribute to shareholders its net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by each Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of a Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by each Fund to shareholders not later than 60 days after the close of such Fund's taxable year.

          In the case of shareholders that are corporations, distributions (other than capital gain dividends) of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income received by a Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction. Each Fund will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by the Fund to corporate shareholders not later than 60 days after the close of the Fund's taxable year.

          If for any taxable year a Fund were to fail to qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions would be eligible for the dividends received deduction in the case of corporate shareholders.

          A shareholder will recognize gain or loss upon a redemption of shares or an exchange of shares of a Fund for shares of another N/I NUMERIC INVESTORS Fund upon exercise of the exchange privilege, to the extent of any difference between the price at which the shares are redeemed or exchanged and the price or prices at which the shares were originally purchased for cash. However, any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

          The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

          Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

          The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.


                             DESCRIPTION OF SHARES

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified in 97 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-

Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i Small Cap Value), 1.5 billion shares are classified as Class Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock, 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Classes FF, GG, HH, XX and MMM Common Stock constitute the N/I NUMERIC INVESTORS Micro Cap, Growth, Growth & Value, Larger Cap Value and Small Cap Value Funds, respectively. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

          The classes of Common Stock have been grouped into fifteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the N/I NUMERIC INVESTORS family of funds, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the N/I NUMERIC INVESTORS family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider

Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.


                 ADDITIONAL INFORMATION CONCERNING FUND SHARES

     RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by RBB's Charter, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio). The name "N/I NUMERIC INVESTORS" may be used in the name of other portfolios managed by Numeric.

                                 MISCELLANEOUS


     COUNSEL. The law firm of Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to RBB and RBB's non-interested directors.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103 serves as RBB's independent accountants.

     CONTROL PERSONS. As of November 16, 1998, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of RBB indicated below. See "Description of Shares" above. RBB does not know whether such persons also beneficially own such shares.

-------------------------------------------------------------------------------------------------------
         FUND NAME                 SHAREHOLDER NAME AND ADDRESS                PERCENTAGE OF FUND HELD
-------------------------------------------------------------------------------------------------------
CASH PRESERVATION MONEY      Jewish Family and Children's Agency of
 MARKET                      Phil Capital Campaign                                       44.097%
                             Attn: S. Ramm
                             1610 Spruce Street
                             Philadelphia, PA 19103
-------------------------------------------------------------------------------------------------------
                             Marian E. Kunz
                             52 Weiss Ave.                                               11.070%
                             Flourtown, PA 19031
-------------------------------------------------------------------------------------------------------
                             Dominic & Barbara Pisciotta
                             And Successors In Tr Under The Dominic                       5.734%
                             TRST & Barbara Pisciotta
                             Caring TR DTD 01/24/92
                             207 Woodmere Way
                             St. Charles, ,MO  63303
-------------------------------------------------------------------------------------------------------
                             Betty L. Thomas
                             TRST Thomas Living Trust                                     5.045%
                             DTD 06/19/92
                             838 Lynn Haven Lane
                             Hazelwood, MO  63042-3415
-------------------------------------------------------------------------------------------------------
SAMSON STREET MONEY MARKET   Saxon and Co.
                             FBO Paine Webber                                            75.343%
                             A/C 32 32 400 4000038
                             P.O. Box 7780 1888
                             Phila., PA 19182
-------------------------------------------------------------------------------------------------------
                             Wasner & Co. for Account of
                             Paine Webber and Managed Assets Sundry                      24.017%
                             Holdings
                             Attn: Joe Domizio
                             76 A 260 ABC 200 Stevens Drive
                             Lester, PA 19113
-------------------------------------------------------------------------------------------------------
CASH PRESERVATOIN            Gary L. Lange
MUNICIPAL MONEY MARKET       and Susan D. Lange                                          40.150%
                             JT TEN
                             837 Timber Glen Ln
                             Ballwin, MO  63021-6066
-------------------------------------------------------------------------------------------------------
                             Andrew Diederich and
                             Doris Diederich                                              5.236%
                             JT TEN
                             1003 Lindeman
                             Des Peres, MO 63131
-------------------------------------------------------------------------------------------------------
                             Kenneth Farwell
                             and Valerie Farwell JT TEN                                   7.228%
                             3854 Sullivan
                             St. Louis, MO 63107
-------------------------------------------------------------------------------------------------------
                             Terry H. Williams
                             and Nancy L. Williams                                       13.686%
                             JT TEN
                             2508 Janel Ct
                             Oakville, MO  63129
-------------------------------------------------------------------------------------------------------
                             Emil R. Hunter and
                             Mary J. Hunter JT TEN                                        8.325%
                             428 W. Jefferson
                             Kirkwood, MO 63122
-------------------------------------------------------------------------------------------------------
N/I MICRO CAP FUND           Charles Schwab & Co. Inc
                             Special Custody Account for the                             11.848%
                             Exclusive Benefit of Customers
                             Attn: Mutual Funds A/C 3143-0251
                             101 Montgomery St.
                             San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------
                             Janis Claflin, Bruce Fetzer and
                             Winston Franklin, Robert Lehman Trst                         5.431%
                             The John E. Fetzer Institute, Inc.
                             U/A DTD 06-1992
                             Attn: Christina Adams
                             9292 West KL Ave.
                             Kalamazoo, MI 49009
-------------------------------------------------------------------------------------------------------
                             Public Inst. For Social Security
                             1001 19th St., N. 16th Flr.                                  7.614%
                             Arlington, VA 22209
-------------------------------------------------------------------------------------------------------
                             Portland General Holdings Inc.
                             DTD 01/29/90                                                19.715%
                             Attn: William J. Valach
                             121 S.W. Salmon St.
                             Portland, OR 97202
-------------------------------------------------------------------------------------------------------
                             State Street Bank and Trust Company
                             FBO Yale Univ. Ret. Pln for Staff Emp                        8.823%
                             State Street Bank & Tr Co. Master Tr.
                             Div
                             Attn: Kevin Sutton
                             Solomon Williard Bldg. One Enterprise
                             Dr.
                             North Quincy, MA 02171
-------------------------------------------------------------------------------------------------------
N/I GROWTH FUND              Charles Schwab & Co. Inc
                             Special Custody Account for the                             18.352%
                             Exclusive Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------
                             Citibank North America Inc.
                             Trst Sargent & Lundy Retirement Trust                       21.781%
                             DTD 06/01/96
                             Mutual Fund Unit
                             Bld. B Floor 1 Zone 7
                             3800 Citibank Center Tampa
                             Tampa, FL 33610-9122
-------------------------------------------------------------------------------------------------------
                             U.S. Equity Investment Portfolio LP
                             1001 N. US Hwy One Suite 800                                 6.526%
                             Jupiter, FL 33477
-------------------------------------------------------------------------------------------------------
                             Union Bank of California
                             Trst Sunkist Growers-Match-Svgs Pln                          5.882%
                             Trst No. 610001154-03
                             Mutual Funds Dept. P.O. Box 120109
                             San Diego, CA 92112-0109
-------------------------------------------------------------------------------------------------------
N/I GROWTH AND VALUE FUND    Charles Schwab & Co. Inc.
                             Special Custody Account for the                             19.824%
                             Exclusive Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------
                             The John E. Fetzer Institute Inc.
                             Attn: Christina Adams                                        8.505%
                             9292 W. KL Ave.
                             Kalamazoo, MI 49009
-------------------------------------------------------------------------------------------------------
                             Bankers Trust Cust Pge-Enron Foundation
                             Attn: Procy Fernandez                                        5.829%
                             300 S. Grand Ave. 40th Floor
                             Los Angeles, CA 90071
-------------------------------------------------------------------------------------------------------
N/I LARGER CAP VALUE FUND    Charles Schwab & Co. Inc
                             Special Custody Account for the                             14.989%
                             Exclusive Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------
                             Bank of America NT & SA
                             FBO Community Hospital Central Cal Pn Pl                    17.543%
                             A/C 10-35-155-2048506
                             Attn: Mutual Funds 38615
                             P.O. Box 513577
                             Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------
                             The John E. Fetzer Institute, Inc.
                             Attn. Christina Adams                                       46.381%
                             9292 W. KL Ave.
                             Kalamazoo, MI 49009
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS LARGE CAP    Dr. Janice B. Yost
 FUND INST SHARES            Trst Mary Black Foundation Inc.                             12.275%
                             Bell Hill-945 E. Main St.
                             Spartanburg, SC 29302
-------------------------------------------------------------------------------------------------------
                             US Bank National Association
                             FBO A-DEC Inc DOT 093098                                    10.754%
                             Attn:  Mutual Funds a/c 97307536
                             PO Box 64010
                             St. Paul, MN  55164-0010
-------------------------------------------------------------------------------------------------------
                             Irving Fireman's Relief & Ret Fund
                             Attn: Edith Auston                                           5.774%
                             825 W. Irving Blvd.
                             Irvin, TX 75060
-------------------------------------------------------------------------------------------------------
                             Miter & Co.
                             c/o M&I Trust                                               10.207%
                             PO Box 2977
                             Milwaukee, WI  53202
-------------------------------------------------------------------------------------------------------
                             Union Bank of California
                             FBO Service Employers                                        5.676%
                             TR610001265-01
                             PO Box 120109
                             San Diego, CA  92112-0109
-------------------------------------------------------------------------------------------------------
                             Swanee Hunt and Charles Ansbacher
                             Trst The Swanee Hunt Family Fund                             5.939%
                             C/o Elizabeth  Alberti
                             168 Brattle St.
                             Cambridge, MA 02138
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS LARGE CAP    National Financial Services Corp.
 FUND INVESTOR SHARES        For the Exclusive Bene of  Our Customers                    17.202%
                             Attn: Mutual Funds 5th Floor
                             200 Liberty St I World Financial Center
                             New York, NY 10281
-------------------------------------------------------------------------------------------------------
                             Charles Schwab & Co. Inc.
                             Special Custody Account for Bene of Cust                    73.563%
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID CAP      Donaldson Lufkin & Jenrette
 VALUE FUND INST. SHARES     Securities Corporation                                       8.340%
                             Attn: Mutual Funds
                             P.O. Box 2052
                             Jersey City, NJ 07303
-------------------------------------------------------------------------------------------------------
                             The Northern Trust Company
                             FBO Thomas & Betts Master                                   12.001%
                             Retirement Trust
                             8155  T&B Blvd
                             Memphis, TN  38123
-------------------------------------------------------------------------------------------------------
                             NAIDOT & CO.
                             C/O Bessemer Trust Co.                                       5.988%
                             100 Woodbridge Center Dr
                             Woodbridge, NJ 07095
-------------------------------------------------------------------------------------------------------
                             MAC & CO.
                             A/C BPHF 3006002                                             6.901%
                             Mutual Funds Operations
                             P.O. Box 3198
                             Pittsburgh, PA 15230-3198
-------------------------------------------------------------------------------------------------------
                             Coastal Insurance Enterprises Inc.
                             Attn: Chris Baldwin                                          6.311%
                             P.O. Box 240429
                             Montgomery, AL 36124
-------------------------------------------------------------------------------------------------------
                             U P Plumbers & Pipefitters
                             Pension Fund                                                 5.298%
                             c/o James E. Schreiber Admin Manager
                             241 E. Saginaw St  Ste 601
                             East Lansing, MI  48823-2791
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID CAP      National Financial Svcs Corp. for
 VALUE FUND INV SHARES       Exclusive Bene of Our Customers                             16.614%
                             Sal Vella
                             200 Liberty St.
                             New York, NY 10281
-------------------------------------------------------------------------------------------------------
                             Charles Schwab & Co. Inc.
                             Special Custody Account for Bene of Cust                    40.369%
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------
                             Jupiter & Co.
                             c/o Investors Bank                                           5.488%
                             P.O. Box 9130 FPG 90
                             Boston, MA 02110
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS BOND FUND    Boston Partners Asset Mgmt LP
 INSTITUTIONAL SHARES        28 State Street                                             31.956%
                             Boston, MA 02109
-------------------------------------------------------------------------------------------------------
                             Chiles Foundation
                             111 S.W. Fifth Ave.                                         25.779%
                             Ste 4050
                             Portland, OR 97204
-------------------------------------------------------------------------------------------------------
                             The Roman Catholic Diocese of
                             Raleigh, NC                                                 34.191%
                             General Endowment
                             715 Nazareth St.
                             Raleigh, NC 27606
-------------------------------------------------------------------------------------------------------
                             The Roman Catholic Diocese of
                             Raleigh, NC                                                  8.035%
                             Clergy Trust
                             715 Nazareth St.
                             Raleigh, NC 27606
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS BOND FUND    Charles Schwab & Co. Inc
 INVESTOR SHARES             Special Custody Account for Bene of Cust                    77.073%
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------
                             Stephen W. Hamilton
                             17 Lakeside Ln                                              15.291%
                             N. Barrington, IL 60010
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS              Desmond J. Heathwood
MICRO CAP VALUE              41 Chestnut St.                                              8.339%
FUND- INSTITUTIONAL          Boston, MA 02108
SHARES
-------------------------------------------------------------------------------------------------------
                             Boston Partners Asset Mgmt LP
                             28 State Street                                             65.971%
                             Boston, MA 02109
-------------------------------------------------------------------------------------------------------
                             Wayne Archambo
                             42 DeLopa Cir                                                6.630%
                             Westwood, MA 02090
-------------------------------------------------------------------------------------------------------
                             David M. Dabora
                             11 White Plains Ct.                                          6.630%
                             San Anselmo, CA 94960
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS              National Financial Services Corp.
MICRO CAP VALUE              For the Exclusive Bene of our Customers                     32.992%
FUND- INVESTOR               Attn. Mutual Funds 5th Floor
SHARES                       200 Liberty St.
                             1 World Financial Center
                             New York, NY 10281
-------------------------------------------------------------------------------------------------------
                             Scott J. Harrington
                             54 Torino Ct.                                               41.867%
                             Danville, CA 94526
-------------------------------------------------------------------------------------------------------
                             Charles Schwab & Co. Inc.
                             Special Custody Account                                     18.035%
                             For Bene of Cust
                             Attn Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS              Boston Partners Asset
MARKET NEUTRAL               Mgmt LP                                                     100.00%
FUND- INSTITUTIONAL          28 State Street
SHARES                       Boston, MA 02109
-------------------------------------------------------------------------------------------------------
BOSTON PARTNERS              Boston Partners Asset
MARKET NEUTRAL               Mgmt LP                                                     100.00%
FUND- INVESTOR               28 State Street
SHARES                       Boston, MA 02109
-------------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP VALUE    Arnold C. Schneider III
 FUND                        SEP IRA                                                     28.607%
                             826 Turnbridge Rd
                             Wayne, PA  19087
-------------------------------------------------------------------------------------------------------
                             SCM Retirement Plan
                             Profit Sharing Plan                                         15.660%
                             460 E. Swedesford Rd
                             Ste 1080
                             Wayne, PA  19087
-------------------------------------------------------------------------------------------------------
                             Durward A. Huckabay
                             and Susan S. Huckabay                                        9.176%
                             TRST Huckabay 1987 Trust
                             U/A DTD 11/6/87
                             2531 Lakeridge Shores Cir
                             Reno, NV  89509
-------------------------------------------------------------------------------------------------------
                             John Frederic Lyness
                             81 Hillcrest Ave                                            27.193%
                             Summit NJ 07901
-------------------------------------------------------------------------------------------------------
                             Ronald L. Gault                                              8.704%
                             IRA
                             439 W. Nelson St
                             Lexington, VA  24450
-------------------------------------------------------------------------------------------------------

          As of the same date, directors and officers as a group owned less than one percent of the shares of the Fund.

          BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Blackrock Investment Management Company ("BIMC"), PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

          BIMC and PNC Bank believe they may perform the services for RBB contemplated by their respective agreements with RBB without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for RBB. If such were to occur, it is expected that the Board of Directors would recommend that RBB enter into new agreements or would consider the possible termination of RBB. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in RBB's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

          SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                             FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Funds' Annual Report to Shareholders (the "1998 Annual Report") for the fiscal year ended August 31, 1998 (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by RBB's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference, and such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained free of charge by telephoning PFPC at (800) 348-5031. No financial statements are supplied for the Small Cap Value Fund because, as of the date of the Prospectus and this Statement of Additional Information, the Fund had no operating history.

                                  APPENDIX A
                                  ----------

COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3"- Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated "BB," "B," "CCC," "CC" and "C" - are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to non payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


          "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC", and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

     To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                    PART C

                               OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:

     (1)  Included in Part A of the Registration Statement:

          Financial Highlights (audited) for the n/i Micro Cap, Growth and Growth & Value Funds for the fiscal year ended August 31, 1998 and for the n/i Larger Cap Value Fund for the period December 9, 1997 through August 31, 1998.

     (2)  Incorporated by reference into Part B:

          Audited Financial Statements included in Registrant's Annual Report to Shareholders dated August 31, 1998 for the n/i Micro Cap, Growth, Growth & Value and Larger Cap Value Funds, which has been previously filed with the Commission.

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
     (1)  (a)  Articles of Incorporation of Registrant.                                                  1

          (b)  Articles Supplementary of Registrant.                                                     1

          (c)  Articles of Amendment to Articles of Incorporation of Registrant.                         2

          (d)  Articles Supplementary of Registrant.                                                     2

          (e)  Articles Supplementary of Registrant.                                                     5

          (f)  Articles Supplementary of Registrant.                                                     6

          (g)  Articles Supplementary of Registrant.                                                     9

          (h)  Articles Supplementary of Registrant.                                                    10

          (i)  Articles Supplementary of Registrant.                                                    11

          (j)  Articles Supplementary of Registrant.                                                    11

          (k)  Articles Supplementary of Registrant.                                                    13

          (l)  Articles Supplementary of Registrant.                                                    13

          (m)  Articles Supplementary of Registrant.                                                    13

          (n)  Articles Supplementary of Registrant.                                                    13

          (o)  Articles Supplementary of Registrant.                                                    14

          (p)  Articles Supplementary of Registrant.                                                    17

          (q)  Articles Supplementary of Registrant.                                                    19

          (r)  Articles Supplementary of Registrant.                                                    21

          (s)  Articles of Amendment to Charter of the Registrant.                                      22

          (t)  Articles Supplementary of Registrant.                                                    22

          (u)  Articles Supplementary of Registrant.                                                    31

          (v)  Articles Supplementary of Registrant.                                                    31

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
          (w)  Articles Supplementary of Registrant.                                                    29

          (x)  Articles Supplementary of Registrant.                                                    29

     (2)  (a)  By-Laws, as amended.                                                                     22

     (3)  None.

     (4)  (a)  See Articles VI, VII, VIII, IX and XI of Registrant's Articles of Incorporation           1
               dated February 17, 1988.

          (b)  See Articles II, III, VI, XIII, and XIV of Registrant's By-Laws as amended               17
               through April  26, 1996.

     (5)  (a)  Investment Advisory Agreement (Money Market) between Registrant and Provident             3
               Institutional Management Corporation, dated as of August 16, 1988.

          (b)  Sub-Advisory Agreement (Money Market) between Provident Institutional Management          3
               Corporation and Provident National Bank, dated as of August 16, 1988.

          (c)  Investment Advisory Agreement (Tax-Free Money Market) between Registrant and              3
               Provident Institutional Management Corporation, dated as of August 16, 1988.

          (d)  Sub-Advisory Agreement (Tax-Free Money Market) between Provident Institutional            3
               Management Corporation and Provident National Bank, dated as of August 16, 1988.

          (e)  Investment Advisory Agreement (Government Obligations Money Market) between               3
               Registrant and Provident Institutional Management Corporation, dated as of August 16,
               1988.

          (f)  Sub-Advisory Agreement (Government Obligations Money Market) between Provident            3
               Institutional Management Corporation and Provident National Bank, dated as of
               August 16, 1988.

          (g)  Investment Advisory Agreement (Government Securities) between Registrant and              8
               Provident  Institutional Management Corporation dated as of April 8, 1991.

          (h)  Investment Advisory Agreement (New York Municipal Money Market) between                   9
               Registrant and Provident Institutional Management Corporation dated November 5,
               1991.

          (i)  Investment Advisory Agreement (Tax-Free Money Market) between Registrant and             10
               Provident Institutional Management Corporation dated April 21, 1992.

          (j)  Investment Advisory Agreement (n/i Micro Cap Fund) between Registrant and Numeric        17
               Investors, L.P.

          (k)  Investment Advisory Agreement (n/i Growth Fund) between Registrant and Numeric           17
               Investors, L.P.

          (l)  Investment Advisory Agreement (n/i Growth & Value Fund) between Registrant and           17
               Numeric Investors, L.P.

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
          (m)  Investment Advisory Agreement (Boston Partners Large Cap Value Fund) between             20
               Registrant and Boston Partners Asset Management, L.P.

          (n)  Investment Advisory Agreement (Boston Partners Mid Cap Value Fund) between               22
               Registrant and Boston Partners Asset Management, L.P.

          (o)  Investment Advisory Agreement (n/i Larger Cap Value Fund) between Registrant             24
               and Numeric Investors, L.P. dated December 1, 1997.

          (p)  Investment Advisory Agreement (Boston Partners Bond Fund) between Registrant             24
               and Boston Partners Asset Management, L.P. dated December 1, 1997.

          (q)  Investment Advisory Agreement (Schneider Small Cap Value Fund) between                   29
               Registrant and Schneider Capital Management Company.

          (r)  Investment Advisory Agreement (Boston Partners Micro Cap Value Fund) between             29
               Registrant and Boston Partners Asset Management, L.P.

          (s)  Investment Advisory Agreement (Boston Partners Market Neutral Fund) between              31
               Registrant and Boston Partners Asset Management, L.P.

          (t)  Investment Advisory Agreement (n/i Small Cap Value Fund) between Registrant and
               Numeric Investors, L.P.                                                                  31

     (6)  (a)  Distribution Agreement between Registrant and Provident Distributors, Inc. dated as      26
               of May 29, 1998.

          (b)  Distribution Agreement Supplement between Registrant and Provident                       31
               Distributors,  Inc. (Boston Partners Market Neutral Fund - Institutional Class).

          (c)  Distribution Agreement Supplement between Registrant and Provident                       31
               Distributors,  Inc. (Boston  Partners Market Neutral Fund - Investor Class).

          (d)  Distribution Agreement Supplement between Registrant and Provident                       31
               Distributors, Inc. (n/i Small Cap Value Fund).

     (7)  Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of October 24, 1990,      23
          as amended.

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
     (8)  (a)  Custodian Agreement between Registrant and Provident National Bank dated as of            3
               August 16, 1988.

          (b)  Sub-Custodian Agreement among The Chase Manhattan Bank, N.A., the Registrant and         10
               Provident National Bank, dated as of July 13, 1992, relating to custody of
               Registrant's foreign securities.

          (c)  Amendment No. 1 to Custodian Agreement dated August 16, 1988.                             9

          (d)  Custodian Contract between Registrant and State Street Bank and Trust Company.           12

          (e)  Custody Agreement between Registrant and Custodial Trust Company on behalf of            17
               n/i Micro Cap Fund, n/i Growth Fund and n/i Growth & Value Fund Portfolios of
               the Registrant.

          (f)  Custodian Agreement Supplement Between Registrant and PNC Bank, National Association     20
               dated October 16, 1996.

          (g)  Custodian Agreement Supplement between Registrant and PNC Bank, National                 22
               Association, on behalf of the Boston Partners Mid Cap Value Fund.

          (h)  Custody Agreement between Registrant and Custodial Trust Company on behalf of            24
               the n/i Larger Cap Value Fund.

          (i)  Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf           24
               of the Boston Partners Bond Fund.

          (j)  Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the    29
               Schneider Small Cap Value Fund.

          (k)  Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the    29
               Boston Partners Micro Cap Value Fund.

          (l)  Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of        31
               Boston Partners Market Neutral Fund.

          (m)  Custodian Agreement Supplement between Registrant and Custodial Trust Company on         31
               behalf of n/i Small Cap Value Fund.

     (9)  (a)  Transfer Agency Agreement (Sansom Street) between Registrant and Provident Financial      3
               Processing Corporation, dated as of August 16, 1988.

          (b)  Transfer Agency Agreement (Cash Preservation) between Registrant and Provident            3
               Financial Processing Corporation, dated as of August 16, 1988.

          (c)  Shareholder Servicing Agreement (Sansom Street Money Market).                             3

          (d)  Shareholder Servicing Agreement (Sansom Street Tax-Free Money Market).                    3

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
          (e)  Shareholder Servicing Agreement (Sansom Street Government Obligations Money Market).      3

          (f)  Shareholder Services Plan (Sansom Street Money Market).                                   3

          (g)  Shareholder Services Plan (Sansom Street Tax-Free Money Market).                          3

          (h)  Shareholder Services Plan (Sansom Street Government Obligations Money Market).            3

          (i)  Transfer Agency Agreement (Bedford) between Registrant and Provident Financial            3
               Processing Corporation, dated as of August 16, 1988.

          (j)  Administration and Accounting Services Agreement between Registrant and Provident         8
               Financial Processing Corporation, relating to Government Securities Portfolio, dated as of April 10, 1991.

          (k)  Administration and Accounting Services Agreement between Registrant and Provident         9
               Financial Processing Corporation, relating to New York Municipal Money Market
               Portfolio dated as of November 5, 1991.

          (l)  Transfer Agency Agreement and Supplements (Bradford, Alpha (now known as Janney),         9
               Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident
               Financial Processing Corporation dated as of November 5, 1991.

          (m)  Administration and Accounting Services Agreement between Registrant and Provident        10
               Financial Processing Corporation, relating to Tax-Free Money Market Portfolio, dated as of April 21, 1992.

          (n)  Transfer Agency and Service Agreement between Registrant and State Street Bank and       15
               Trust Company and PFPC, Inc. dated February 1, 1995.

          (o)  Supplement to Transfer Agency and Service Agreement between Registrant, State            15
               Street Bank and Trust Company, Inc. and PFPC dated April 10, 1995.

          (p)  Amended and Restated Credit Agreement dated December 15, 1994.                           16

          (q)  Transfer Agency Agreement Supplement (n/i Micro Cap Fund, n/i Growth Fund and            17
               n/i Growth  & Value Fund) between Registrant and PFPC, Inc. dated April 14, 1996.

          (r)  Administration and Accounting Services Agreement between Registrant and PFPC, Inc.       17
               (n/i Micro Cap Fund) dated April 24, 1996.

          (s)  Administration and Accounting Services Agreement between Registrant and PFPC, Inc.       17
               (n/i Growth Fund) dated April 24, 1996.

          (t)  Administration and Accounting Services Agreement between Registrant and PFPC,            17
               Inc. (n/i  Growth & Value Fund) dated April 24, 1996.

          (u)  Transfer Agreement and Service Agreement between Registrant and State Street Bank        18
               and Trust Company.

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
          (v)  Administration and Accounting Services Agreement between the Registrant and PFPC         21
               Inc. dated October 16, 1996 (Boston Partners Large Cap Value Fund).

          (w)  Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston            20
               Partners Large Cap Value Fund, Institutional Class).

          (x)  Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston            20
               Partners Large Cap Value Fund, Investor Class).

          (y)  Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston            20
               Partners Large Cap Value Fund, Advisor Class).

          (z)  Transfer Agency Agreement Supplement between Registrant and PFPC Inc., (Boston           22
               Partners Mid Cap Value Fund, Institutional Class).

          (aa) Transfer Agency Agreement Supplement between Registrant and PFPC Inc., (Boston           22
               Partners Mid Cap Value Fund, Investor Class).

          (bb) Administration and Accounting Services Agreement between Registrant and PFPC Inc.        22
               dated, May 30, 1997 (Boston Partners Mid Cap Value Fund).

          (cc) Transfer Agency Agreement Supplement (n/i Larger Cap Value Fund) between Registrant      24
               and PFPC, Inc. dated December 1, 1997.

          (dd) Administration and Accounting Services Agreement between Registrant and PFPC, Inc.       24
               dated December 1, 1997 (n/i Larger Cap Value Fund).

          (ee) Co-Administration Agreement between Registrant and Bear Stearns Funds Management,        24
               Inc. dated December 1, 1997 (n/i Larger Cap Value Fund).

          (ff) Transfer Agency Agreement Supplement between Registrant and PFPC, Inc. dated             24
               December 1, 1997 (Boston Partners Bond Fund, Institutional Class).

          (gg) Transfer Agency Agreement Supplement between Registrant and PFPC, Inc. dated             24
               December 1, 1997 (Boston Partners Bond Fund, Investor Class).

          (hh) Administration and Accounting Services Agreement between Registrant and PFPC,            24
               Inc. dated December 1, 1997 (Boston Partners Bond Fund).

          (ii) Administration and Accounting Services Agreement between Registrant and PFPC Inc.        29
               (Schneider Small Cap Value Fund).

          (jj) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Schneider         29
               Small Cap Value Fund).

          (kk) Transfer Agency Agreement Supplement between Registrant and PFPC, Inc. (Boston           29
               Partners Micro Cap Value Fund, Institutional Class).

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
          (ll) Transfer Agency Agreement Supplement between Registrant and PFPC, Inc. (Boston           29
               Partners Micro Cap Value Fund, Investor Class).

          (mm) Administration and Accounting Services Agreement between Registrant and PFPC, Inc.       29
               (Boston Partners Micro Cap Value Fund).

          (nn) Administrative Services Agreement between Registrant and Provident Distributors, Inc.    26
               dated as of May 29, 1998 and relating to the n/i funds, Schneider Small Cap Value
               Fund and Institutional Shares of the Boston Partners Funds.

          (oo) Administrative Services Agreement Supplement between Registrant and Provident            31
               Distributors, Inc. relating to the Boston Partners Market Neutral Fund
               (Institutional Class).

          (pp) Administrative and Accounting Services Agreement between Registrant and PFPC,            31
               Inc. (Boston Partners Market Neutral Fund - Institutional and Investor Classes).

          (qq) Transfer Agency Agreement Supplement between Registrant and PFPC, Inc.                   31
               (Boston Partners Market Neutral Fund - Institutional and Investor Classes).

          (rr) Transfer Agency Agreement Supplement between Registrant and PFPC, Inc.                   31
               (n/i Small Cap Value Fund).

          (ss) Administration and Accounting Services Agreement between                                 31
               Registrant and PFPC, Inc. (n/i Small Cap Value Fund).

          (tt) Co-Administration Agreement between Registrant and Bear Stearns Funds                    31
               Management, Inc. (n/i Small Cap Value Fund).

          (uu) Administrative Services Agreement between Registrant and Provident                       31
               Distributors, Inc. (n/i Small Cap Value Fund).

     (10)      Opinion of Counsel as to validity of shares issued.                                      31

     (11) (a)  Consent of Independent Auditor.                                                          31

          (b)  Consent of Drinker Biddle & Reath LLP.                                                   31

     (12)      None.

     (13) (a)  Subscription Agreement (relating to Classes A through N).                                 2

          (b)  Subscription Agreement between Registrant and Planco Financial Services, Inc.,            7
               relating to Classes O and P.

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
          (c)  Subscription Agreement between Registrant and Planco Financial Services, Inc.,            7
               relating to Class Q.

          (d)  Subscription Agreement between Registrant and Counsellors Securities Inc. relating        9
               to Classes R, S, and Alpha 1 through Theta 4.

          (e)  Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class      17
               FF (n/i Micro Cap Fund).

          (f)  Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class      17
               GG (n/i Growth Fund).

          (g)  Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class      17
               HH (n/i Growth & Value Fund).

          (h)  Purchase Agreement between Registrant and Boston Partners Asset Management, L.P.         21
               relating to Classes QQ, RR and SS (Boston Partners Large Cap Value Fund).

          (i)  Purchase Agreement between Registrant and Boston Partners Asset Management, L.P.         22
               relating to Classes TT and UU (Boston Partners Mid Cap Value Fund).

          (j)  Purchase Agreement between Registrant and Boston Partners Asset Management L.P.          24
               relating to Classes VV and WW (Boston Partners Bond Fund).

          (k)  Purchase Agreement between Registrant and Numeric Investors, L.P. relating to            24
               Class XX (n/i Larger Cap Value Fund).

          (l)  Purchase Agreement between Registrant and Schneider Capital Management Company           29
               relating to Class YY (Schneider Small Cap Value Fund).

          (m)  Purchase Agreement between Registrant and Boston Partners Asset Management, L.P.         29
               relating to Classes DDD and EEE (Boston Partners Micro Cap Value Fund).

          (n)  Purchase Agreement between Registrant and Boston Partners Asset Management               31
               relating to Classes III and JJJ (Boston Partners Market Neutral Fund).

          (o)  Purchase Agreement between Registrant and Provident Distributors, Inc. relating to       31
               Class MMM (n/i Small Cap Value Fund).

     (14)  None.

     (15) (a)  Plan of Distribution (Sansom Street Money Market).                                        3

          (b)  Plan of Distribution (Sansom Street Tax-Free Money Market).                               3

          (c)  Plan of Distribution (Sansom Street Government Obligations Money Market).                 3

          (d)  Plan of Distribution (Cash Preservation Money).                                           3

          (e)  Plan of Distribution (Cash Preservation Tax-Free Money Market).                           3

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
          (f)  Plan of Distribution (Bedford Money Market).                                              3

          (g)  Plan of Distribution (Bedford Tax-Free Money Market).                                     3

          (h)  Plan of Distribution (Bedford Government Obligations Money Market).                       3

          (i)  Plan of Distribution (Income Opportunities High Yield).                                   7

          (j)  Amendment No. 1 to Plans of Distribution (Classes A through Q).                           8

          (k)  Plan of Distribution (Alpha (now known as Janney) Money Market).                          9

          (l)  Plan of Distribution (Alpha (now known as Janney) Tax-Free Money Market (now              9
               known as the Municipal Money Market)).

          (m)  Plan of Distribution (Alpha (now known as Janney) Government Obligations Money            9
               Market).

          (n)  Plan of Distribution (Alpha (now known as Janney) New York Municipal Money Market).       9

          (o)  Plan of Distribution (Beta Tax-Free Money Market).                                        9

          (p)  Plan of Distribution (Beta Government Obligations Money Market).                          9

          (q)  Plan of Distribution (Beta New York Money Market).                                        9

          (r)  Plan of Distribution (Gamma Tax-Free Money Market).                                       9

          (s)  Plan of Distribution (Gamma Government Obligations Money Market).                         9

          (t)  Plan of Distribution (Gamma New York Municipal Money Market).                             9

          (u)  Plan of Distribution (Delta Money Market).                                                9

          (v)  Plan of Distribution (Delta Tax-Free Money Market).                                       9

          (w)  Plan of Distribution (Delta Government Obligations Money Market).                         9

          (x)  Plan of Distribution (Delta New York Municipal Money Market).                             9

          (y)  Plan of Distribution (Epsilon Money Market).                                              9

          (z)  Plan of Distribution (Epsilon Tax-Free Money Market).                                     9

          (aa) Plan of Distribution (Epsilon Government Obligations Money Market).                       9

          (bb) Plan of Distribution (Epsilon New York Municipal Money Market).                           9

          (cc) Plan of Distribution (Zeta Money Market).                                                 9

          (dd) Plan of Distribution (Zeta Tax-Free Money Market).                                        9

          (ee) Plan of Distribution (Zeta Government Obligations Money Market).                          9

          (ff) Plan of Distribution (Zeta New York Municipal Money Market).                              9

          (gg) Plan of Distribution (Eta Money Market).                                                  9

(b)  Exhibits:                                                                                      SEE NOTE #
                                                                                                    ----------
          (hh) Plan of Distribution (Eta Tax-Free Money Market).                                         9

          (ii) Plan of Distribution (Eta Government Obligations Money Market).                           9

          (jj) Plan of Distribution (Eta New York Municipal Money Market).                               9

          (kk) Plan of Distribution (Theta Money Market).                                                9

          (ll) Plan of Distribution (Theta Tax-Free Money Market).                                       9

          (mm) Plan of Distribution (Theta Government Obligations Money Market).                         9

          (nn) Plan of Distribution (Theta New York Municipal Money Market).                             9

          (oo) Plan of Distribution (Boston Partners Large Cap Value Fund Investor Class).              21

          (pp) Plan of Distribution (Boston Partners Large Cap Value Fund Advisor Class).               21

          (qq) Plan of Distribution (Boston Partners Mid Cap Value Fund Investor Class).                21

          (rr) Plan of Distribution (Boston Partners Bond Fund Investor Class).                         24

          (ss) Plan of Distribution (Boston Partners Micro Cap Value Fund Investor Class).              25

          (tt) Amendment to Plans of Distribution pursuant to Rule 12b-1.                               31

          (uu) Plan of Distribution (Boston Partners Market                                             30
               Neutral Fund - Investor Class).

          (vv) Plan of Distribution (Principal Money Market).                                           29

     (16) (a)  Schedule for Computation of Performance Quotations for the Money Market Portfolios       23
               and Boston Partners Large Cap and Mid Cap Portfolios.

          (b)  Schedule for Computation of Performance Quotations for the n/i Portfolios.               24

          (c)  Schedule for Computation of Performance Quotations for the n/i Larger Cap Value          31
               Fund.

          (d)  Schedule for Computation of Performance Quotations for the Boston Partners Micro         31
               Cap Value Fund.

          (e)  Schedule for Computation of Performance Quotations for the Boston Partners Bond          31
               Fund.

     (17) Not applicable.

     (18) Amended 18f-3 Plan.                                                                           29

     (27) Financial Data Schedules                                                                      31


NOTE #
------

1 Incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

2 Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

3 Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registraton Statement filed on October 30, 1998.

4 Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on October 25, 1989.

5 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

8 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

9 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

10 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

11 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

12 Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

13 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

14 Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

15 Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

16 Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

17 Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16,
     1996.

18 Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed on July 30,
     1996.

19 Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

20 Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

21 Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9,
     1997.

22 Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (33-20827) filed on September 25, 1997.

23 Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement (33-20827) filed on December 1,
     1997.

24 Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (33-20827) filed on December 8,
     1997.

25 Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement (33-20827) filed on April 10,
     1998.

26 Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement (33-20827) filed on June 25, 1998.

27 Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement (33-20827) filed on August 25,
     1998.

28 Incorporated herein by reference to Post-Effective Amendment No. 59 to the Registrant's Registration Statement (33-20827) filed on September 15, 1998.

29 Incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (33-20827) filed on October 29, 1998.

30 Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement (33-20827) filed on November 12, 1998.

31   A copy of such exhibit is filed electronically herewith.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 26.  NUMBER OF HOLDERS OF SECURITIES

          The following information is given as of November 16, 1998.

 TITLE OF CLASS OF COMMON STOCK                         NUMBER OF RECORD HOLDERS
--------------------------------                        ------------------------
a)   Cash Preservation Money Market                                 39
b)   Cash Preservation Municipal Money Market                       51
c)   Sansom Street Money Market                                      3
d)   Sansom Street Municipal Money Market                            0
e)   Sansom Street Government Obligations Money Market               0
f)   Bedford Money Market                                        85231
g)   RBB Government Securities                                     463
h)   Bedford Municipal Money Market                               5306
i)   Bedford Government Obligations Money Market                  8012
j)   Janney Montgomery Scott Money Market                       115714
k)   Janney Montgomery Scott Municipal Money Market               4297
l)   Janney Montgomery Scott Government Obligations
      Money Market                                               33665
m)   Janney Montgomery Scott New York Municipal Money Market      1396
n)   ni Micro Cap                                                 3269
o)   ni Growth                                                    2973
p)   ni Growth & Value                                            6226
q)   ni Larger Cap Value                                           655

r)   Boston Partners Large Cap Value Fund - Institutional Class         46
s)   Boston Partners Large Cap Value Fund - Investor Class              40
t)   Boston Partners Large Cap Value Fund - Advisor Class                0
u)   Boston Partners Mid Cap Value Fund - Investors Class               55
v)   Boston Partners Mid Cap Value Fund - Institutional Class           77
w)   Boston Partners Premium Bond - Institutional Class                  7
x)   Boston Partners Premium Bond - Investor Class                       5
y)   Boston Partners Micro Cap Value - Institutional Class              19
z)   Boston Partners Micro Cap Value - Investor Class                    8
aa)  Boston Partners Market Neutral Fund - Institutional Class           1
bb)  Boston Partners Market Neutral Fund - Investor Class                1
cc)  Schneider Small Cap Value Fund                                     14
dd)  RBB Select Money Market                                             0

Item 27.  INDEMNIFICATION

     Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits 1(a) and 1(c), provide as follows:

          Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

          Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information as to any other business, profession, vocation or employment of substantial nature in which any directors and officers of BIMC, Numeric, Boston Partners and Schneider Capital Management Company are, or at any time during the past two (2) years have been, engaged for their own accounts or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of BIMC's FORM ADV (File No. 801-13304) filed on February 23, 1998, Schedules B and D of Numeric's FORM ADV (File No. 801-35649) filed on March 26, 1998, Schedules B and D of Boston Partners' FORM ADV (File No. 801-49059) filed on March 31, 1998, and Schedules B and D of Schneider Capital Management Company's FORM ADV (File No. 801-55439) filed on April 25, 1998, respectively.

     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of PNC Bank, National Association (successor by merger to Provident National
Bank) ("PNC Bank"), is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                         PNC BANK, NATIONAL ASSOCIATION
                                   DIRECTORS


POSITION WITH
PNC BANK                     NAME                     OTHER BUSINESS CONNECTIONS                 TYPE OF BUSINESS
--------                     ----                     --------------------------                 ----------------
Director                   Paul W. Chellgren          Chairman and Chief Executive Officer        Energy Company
                                                      Ashland Inc.
                                                      P.O. 391
                                                      Ashland, KY 41114

Director                   Robert N. Clay             President and Chief Executive Officer       Investments
                                                      Clay Holding Company
                                                      Three Chimneys Farm
                                                      Versailles, KY 40383

Director                   George A. Davidson, Jr.    Chairman and Chief Executive Officer        Public Utility Holding Company
                                                      Consolidated Natural Gas Company
                                                      CNG Tower, 625 Liberty Avenue
                                                      Pittsburgh, PA 15222-3199

Director                   David F. Girard-diCarlo    Managing Partner                            Law Firm
                                                      Blank Rome Comisky & McCauley LLP
                                                      One Logan Square
                                                      Philadelphia, PA 19103-6998

Director                   Walter Emmor Gregg, Jr.    One PNC Plaza, P1-POPP-30-1                 Diversified Financial Services
                                                      249 Fifth Avenue
                                                      Pittsburgh, PA 15222-2707

Director                   William R. Johnson         President and Chief Executive Officer       Food Products Company
                                                      H.J. Heinz Company
                                                      600 Grant Street
                                                      Pittsburgh, PA 15219-2857

Director                   Bruce C. Lindsay           Chairman and Managing Director              Advisory Company
                                                      Brind-Lindsay & Co., Inc.
                                                      1520 Locust Street, Suite 1100
                                                      Philadelphia, PA 19102

Director                   W. Craig McClelland        Chairman and Chief Executive Officer        Paper Manufacturing and Land
                                                      Union Camp Corporation                      Resources
                                                      1600 Valley Road
                                                      Wayne, NJ 07470

Director                   Thomas Henry O'Brien       Chairman and Chief Executive Officer        Diversified Financial Services
                                                      PNC Bank Corp.
                                                      One PNC Plaza, 249 Fifth Avenue
                                                      Pittsburgh, PA 15222-2707

POSITION WITH
PNC BANK              NAME                    OTHER BUSINESS CONNECTIONS               TYPE OF BUSINESS
--------              ----                    --------------------------               ----------------
Director              Jane G. Pepper          President                                 Nonprofit Horticultural
                                              Pennsylvania Horticultural Society        Membership Organization
                                              100 N. 20/th/ Street - 5/th/ Floor
                                              Philadelphia, PA 19103-1495

Director              Jackson H. Randolph     Chairman                                  Public Utility Holding Company
                                              Cinergy Corp.
                                              221 East Fourth Street, Suite 3004
                                              Cincinnati, OH 45202

Director              James Edward Rohr       President & Chief Operating Officer       Diversified Financial Services
                                              PNC Bank, N.A.
                                              One PNC Plaza - 30/th/ Floor
                                              Pittsburgh PA 15265

Director              Roderic H. Ross         Chairman and Chief Executive Officer      Insurance Company
                                              Keystone State Life Insurance Co.
                                              1401 Walnut Street, 10/th/ Floor
                                              Philadelphia, PA 19102-3122

Director              Richard P. Simmons      Chairman, President & CEO                 Specialty Metals and
                                              Allegheny Teledyne Incorporated           Diversified Business
                                              1000 Six PPG Place
                                              Pittsburgh, PA 15222-5479

Director              Thomas J. Usher         Chairman and Chief Executive Officer      Energy, Steel and Diversified
                                              USX Corporation                           Business
                                              600 Grant Street--Room 6170
                                              Pittsburgh, PA 15219-4776

Director              Milton A. Washington    President and Chief Executive Officer     Housing Rehabilitation and
                                              AHRCO                                     Construction
                                              5604 Baum Boulevard
                                              Pittsburgh, PA 15206


                        PNC BANK, NATIONAL ASSOCIATION
                                   OFFICERS



David A. Aloise                     Senior Vice President

James C. Altman                     Senior Vice President

Edward V. Arbaugh, III              Senior Vice President

                        PNC BANK, NATIONAL ASSOCIATION
                                   OFFICERS

Douglas R. Arnold                   Senior Vice President, Regional Consumer
                                    Bank

Robert Jones Arnold                 Senior Vice President

James N. Atteberry                  Senior Vice President

Lila M. Bachelier                   Senior Vice President

James C. Baker                      Senior Vice President

Robert C. Barry, Jr.                Senior Vice President, Regional Consumer
                                    Bank, Chief Financial Officer, Consumer Bank

James R. Bartholomew                Senior Vice President

Peter R. Begg                       Senior Vice President, Corporate Human
                                    Resources Operations Center

Constance A. Bentzen                Senior Vice President

Donald G. Berdine                   Senior Vice President

Ben Berzin, Jr.                     Senior Vice President

James H. Best                       Senior Vice President

Paul A. Best                        Senior Vice President

Michael J. Beyer                    Senior Vice President

R. Bruce Bickel                     Senior Vice President

Ronald R. Blankenbuehler            Senior Vice President

Ronald L. Bovill                    Senior Vice President

George Brikis                       Executive Vice President

Dennis P. Brenckle                  President, Central PA Market

Larry R. Brown                      Senior Vice President, Credit Policy

Michael Brundage                    Senior Vice President

Donna L. Burge                      Senior Vice President

Brian R. Burns                      Senior Vice President, Securities Processing

Douglas H. Burr                     Senior Vice President

David D. Burrow                     Senior Vice President

                        PNC BANK, NATIONAL ASSOCIATION
                                   OFFICERS



James P. Burzotta                   Senior Vice President

Anthony J. Cacciatore               Senior Vice President, I M & T Institutional
                                    Services

William J. Calpin                   Senior Vice President

Craig T. Campbell                   Senior Vice President

William L. Campbell                 Senior Vice President

J. Richard Carnall                  Executive Vice President

Donald R. Carroll                   Senior Vice President

Edward V. Caruso                    Executive Vice President

Kevin J. Cecil                      Senior Vice President

Nickolas P. Certo                   Senior Vice President, Regional Consumer
                                    Bank

Rhonda S. Chatzkel                  Senior Vice President

Sandra Chickeletti                  Assistant Secretary

Thomas P. Ciak                      Assistant Secretary

Joseph A. Clark                     Senior Vice President

Peter K. Classen                    President, Northeast PA Market

Andra D. Cochran                    Senior Vice President

Sharon G. Coghlan                   Coordinating Market Chief Counsel-
                                    Philadelphia

William Harvey Coggin               Senior Vice President

John F. Colligan                    Senior Vice President

James P. Conley                     Senior Vice President

C. David Cook                       Senior Vice President

T. Sean Costello                    Senior Vice President, Secured Lending

Keith P. Crytzer                    Senior Vice President

Terry D'Amore                       Senior Vice President

John J. Daggett                     Senior Vice President

Peter J. Danchak                    Senior Vice President

                        PNC BANK, NATIONAL ASSOCIATION
                                   OFFICERS


Douglas D. Danforth, Jr.            Executive Vice President, PNC Real Estate

Helen A. DePrisco                   Executive Vice President

A.J. Desposito                      Senior Vice President, Business Banking

Richard Devore                      Senior Vice President

James N. Devries                    Senior Vice President

Anuj Dhanda                         Senior Vice President

Victor M. DiBattista                Chief Regional Counsel

Frank H. Dilenschneider             Senior Vice President

Thomas C. Dilworth                  Senior Vice President

Alfred J. DiMatties                 Senior Vice President

Kenneth A. Dorsett                  Senior Vice President, Private Bank

Henry Doss                          Senior Vice President, Regional Consumer
                                    Bank

Roger C. DuBois                     Senior Vice President, National Financial
                                    Services Center

Daniel P. Dunn                      Senior Vice President

Robert D. Edwards                   Senior Vice President, National Consumer
                                    Bank

Tawana L. Edwards                   Senior Vice President

David J. Egan                       Senior Vice President

Richard M. Ellis                    Senior Vice President

Orlando C. Esposito                 Senior Vice President

Lynn Fox Evans                      Senior Vice President & Controller

William E. Fallon                   Senior Vice President

James M. Ferguson, III              Senior Vice President

Charles J. Ferrero                  Executive Vice President

John Fox                            Executive Vice President

Frederick C. Frank, III             Executive Vice President

William J. Friel                    Executive Vice President

                        PNC BANK, NATIONAL ASSOCIATION
                                   OFFICERS


John F. Fulgoney                    Secretary

Brian K. Garlock                    Senior Vice President, Private Bank

Leigh Gerstenberger                 Senior Vice President

Donald W. Giffen, Jr.               Senior Vice President

James G. Graham                     Executive Vice President, Regional Consumer
                                    Bank

Gail Carroll Graham                 Senior Vice President, Private Bank

Craig Davidson Grant                Senior Vice President

Gary R. Gray                        Senior Vice President, Regional Consumer
                                    Bank

Frederick J. Gronbacher             Executive Vice President, National Consumer
                                    Bank

Thomas M. Groneman                  Senior Vice President

Thomas Grundman                     Senior Vice President

Joan L. Gulley                      Executive Vice President, Deputy Manager,
                                    Regional Consumer Bank

Joseph C. Guyaux                    Executive Vice President, Regional Community
                                    Bank

Neil F. Hall                        Executive Vice President, Deputy Manager
                                    Distribution Regional Consumer Bank

John C. Haller                      President, Ohio Market

Michael J. Hannon                   Executive Vice President, Commercial Real
                                    Estate

Michael N. Harreld                  President, Kentucky Market

Catherine E. Haffner                Senior Vice President, Regional Consumer
                                    Bank

Michael J. Harrington               Senior Vice President

Maurice H. Hartigan, II             Executive Vice President

G. Thomas Hewes                     Senior Vice President

Susan G. Holt                       Senior Vice President, Regional Consumer
                                    Bank

Sylvan M. Holzer                    President, Pittsburgh Market

Wayne P. Hunley                     Senior Vice President

John M. Infield                     Senior Vice President

                              PNC BANK, NATIONAL ASSOCIATION
                                        OFFICERS

Patricia J. Jablonski               Senior Vice President, Corporate
                                    Banking

Philip C. Jackson                   Senior Vice President

Robert Greg Jenkins                 Senior Vice President

William J. Johns                    Senior Vice President, Corporate
                                    Banking

William Johnson                     Audit Director

Robert D. Kane, Jr.                 Senior Vice President

John J. Kelly                       Executive Vice President

Michael D. Kelsey                   Chief Compliance Counsel

Michael P. Kennedy                  Senior Vice President, Private Bank/Finance

Geoffrey R. Kimmel                  Senior Vice President

Randall C. King                     Senior Vice President

James M. Kinsman, Jr.               Senior Vice President

Christopher M. Knoll                Senior Vice President

William Kosis                       Executive Vice President

Richard C. Krauss                   Senior Vice President

Frank R. Krepp                      Senior Vice President & Chief Credit
                                    Policy Officer

Thomas F. Lamb                      Senior Vice President

Richard S. Larimer                  Senior Vice President

William G. Lashbrook                Senior Vice President, PNC Real Estate

Martin S. Lazor                     Senior Vice President, Consumer Bank

Kenneth P. Leckey, Jr.              Cashier, Senior Vice President, Regional
                                    Consumer Bank

Marilyn R. Levins                   Senior Vice President

Carl J. Lisman                      Executive Vice President

Richard J. Lovett                   Senior Vice President

Stephen F. Lugarich                 Senior Vice President

Brian S. MacConnell                 Senior Vice President

                              PNC BANK, NATIONAL ASSOCIATION
                                        OFFICERS

Linda R. Manfredonia                Senior Vice President

Nicholas M. Marsini, Jr.            Senior Vice President

John A. Martin                      Senior Vice President

David O. Matthews                   Senior Vice President

Dennis McChesney                    Executive Vice President

Walter B. McClellan                 Senior Vice President

Patricia McCrossan                  Senior Vice President

James F. McGowan                    Senior Vice President

Timothy McInerney                   Senior Vice President

Charlotte B. McLaughlin             Senior Vice President

Kim D. McNeil                       Senior Vice President

Charles R. McNutt                   Senior Vice President

James W. Meighen                    Executive Vice President

James C. Mendelson                  Senior Vice President

David W. Mengel                     Senior Vice President, Corporate Bank

Darryl Metzger                      Senior Vice President

Scott C. Meves                      Senior Vice President

Ralph S. Michael, III               Executive Vice President, Corporate Banking

James P. Mikula                     Senior Vice President

Robert J. Miller, Jr.               Senior Vice President

Robert G. Mills                     Assistant Secretary

J. William Mills, III               Senior Vice President

Francine Miltenberger               Senior Vice President

Chester A. Misbach                  Senior Vice President

Barbara A. Misner                   Senior Vice President

D. Bryant Mitchell, II              Executive Vice President

                              PNC BANK, NATIONAL ASSOCIATION
                                        OFFICERS

Michael D. Moll                     Senior Vice President

Thomas R. Moore                     Vice President and Assistant Secretary

Christopher N. Moravec              Senior Vice President

Marlene D. Mosco                    President, Northwest PA Market

Peter F. Moylan                     Senior Vice President

Ronald J. Murphy                    Executive Vice President

Louis J. Myers                      Senior Vice President, Regional Consumer
                                    Bank

Saiyid T. Naqvi                     Executive Vice President

Michael B. Nelson                   Executive Vice President

Jill V. Niedweske                   Senior Vice President

Thomas J. Nist                      Senior Vice President

John L. Noelcke                     Senior Vice President

Thomas H. O'Brien                   Chairman and CEO

Thomas E. Paisley, III              Senior Vice President, Corporate Credit
                                    Policy

Samuel R. Patterson                 Senior Vice President and Controller

Daniel J. Pavlick                   Senior Vice President

David M. Payne                      Senior Vice President

W. David Pendl                      Senior Vice President

Stephen D. Penn                     Senior Vice President

John J. Peters                      Senior Vice President

David A. Pioch                      Senior Vice President

Donald Poppleton                    Senior Vice President, National Consumer
                                    Bank

Helen P. Pudlin                     Senior Vice President and General Counsel

Wayne Pulliam                       Senior Vice President

Arthur F. Radman, III               Senior Vice President

Edward E. Randall                   Senior Vice President

Gerard A. Recktenwald               Chief Financial Officer, Secured
                                    Lending

                              PNC BANK, NATIONAL ASSOCIATION
                                        OFFICERS

Robert Q. Reilly                    Senior Vice President

Jesse S. Reinhardt                  Senior Vice President

Ronald J. Retzler                   Senior Vice President

Richard C. Rhoades                  Senior Vice President

Charles M. Rhodes, Jr.              Senior Vice President

C. Joseph Richardson                Senior Vice President

Rodger L. Rickenbrode               Senior Vice President

Bryan W. Ridley                     Senior Vice President

Victor M. Rivera                    Senior Vice President

Bruce E. Robbins                    Executive Vice President, Secured Lending

James E. Rohr                       President and Chief Operating Officer

Peter M. Ross                       Senior Vice President

Suzanne C. Ross                     Senior Vice President

Gerhard Royer                       Senior Vice President

Robert T. Saltarelli                Senior Vice President

Stephen C. Schatterman              Senior Vice President

Jeffrey W. Schmidt                  Senior Vice President

Peter H. Schryver                   Senior Vice President

Richard A. Seymour                  Senior Vice President

Timothy G. Shack                    Executive Vice President, Chief Information
                                    Officer

Douglas E. Shaffer                  Senior Vice President

Donald Shauger                      Senior Vice President

Bruce Shipley                       Senior Vice President

Alfred A. Silva                     Executive Vice President

George R. Simon                     Senior Vice President

                              PNC BANK, NATIONAL ASSOCIATION
                                        OFFICERS

Richard L. Smoot                    President and CEO of PNC Bank,
                                    Philadelphia/S. Jersey Region

Timothy N. Smyth                    Senior Vice President, Trust Division

Richard R. Soeder                   Senior Vice President

Darcel H. Steber                    Senior Vice President

Melvin A. Steele                    Senior Vice President

Richard Stegemeier                  Senior Vice President

James S. Stone                      Senior Vice President, Treasury Management
                                    Operations

William F. Strome                   Senior Vice President, Corporate Bank

Connie Bond Stuart                  Senior Vice President

Lon E. Susak                        Senior Vice President

Stephen L. Swanson                  Executive Vice President

Frank A. Taucher                    Senior Vice President

Peter W. Thompson                   Senior Vice President

Alex T. Topping                     Senior Vice President

Alan B. Trivilino                   Senior Vice President, Regional Consumer
                                    Bank

Kevin M. Tucker                     Senior Vice President

William H. Turner                   President, Northern New Jersey Market

William Thomps Tyrrell              Senior Vice President

Alan P. Vail                        Senior Vice President

Michael B. Vairin                   Senior Vice President

Ellen G. Van der Horst              Executive Vice President

Ronald H. Vicari                    Senior Vice President

James M. Voytko                     Senior Vice President, Investment Strategy
                                    and Research Group

Bruce E. Walton                     Executive Vice President

Anne M. Ward-Kredel                 Senior Vice President

Robert S. Warth                     Senior Vice President

                              PNC BANK, NATIONAL ASSOCIATION
                                        OFFICERS

Leonard A. Watkins                  Senior Vice President

Frances A. Wilkinson                Assistant Secretary

Thomas K. Whitford                  Executive Vice President, Private Bank

George Whitmer                      Senior Vice President

Nancy B. Wolcott                    Executive Vice President, Segment Management

Arlene M. Yocum                     Senior Vice President

Carole Yon                          Senior Vice President

George L. Ziminski, Jr.             Senior Vice President

(1)  PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA 19103
                                     1600 Market Street, Philadelphia, PA  19103
                                     17th and Chestnut Streets, Philadelphia,
                                     PA 19103

(2)  PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)  PFPC Inc., 103 Bellevue Parkway, Wilmington, DE  19809.

(4)  PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(5)  Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500,
     Philadelphia, PA 19103.

(6)  PNC Investment Corp., Broad and Chestnut Street, Philadelphia, PA  19101.

(7)  Provident Realty Management, Inc., Broad and Chestnut Streets,
     Philadelphia, PA 19101.

(8)  Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(9)  PNC Bancorp, Inc., 222 Delaware Avenue, Wilmington, DE  19810

(10) PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill, NJ
     08034.

(11) PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12) Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
     19101.

(13) PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14) PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA  15265.

(15) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park,
     210 Lake Drive East, Cherry Hill, NJ  08002.

(16) PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(17) PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE  19899.

(18) PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(19) PNC Bank, Delaware, 300 Delaware Avenue, Wilmington, DE  19801.

(20) Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(21) Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(22) Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(23) Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE  19801.

(24) Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.


Item 29.  PRINCIPAL UNDERWRITER

     (a) Provident Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:


     Pacific Horizon Funds, Inc.
     Time Horizon Funds
     World Horizon Funds, Inc.
     Pacific Innovations Trust

     International Dollar Reserve Fund I, Ltd.
     Municipal Fund for Temporary Investment
     Municipal Fund for New York Investors, Inc.
     Municipal Fund for California Investors, Inc.
     Temporary Investment Fund, Inc.
     Trust for Federal Securities

     Columbia Common Stock Fund, Inc.
     Columbia Growth Fund, Inc.
     Columbia International Stock Fund, Inc.
     Columbia Special Fund, Inc.
     Columbia Small Cap Fund, Inc.
     Columbia Real Estate Equity Fund, Inc.
     Columbia Balanced Fund, Inc.
     Columbia Daily Income Company
     Columbia U.S. Government Securities Fund, Inc.
     Columbia Fixed Income Securities Fund, Inc.
     Columbia Municipal Bond Fund, Inc.
     Columbia High Yield Fund, Inc.

     The BlackRock Funds, Inc. (Distributed by BlackRock Distributors, Inc. a
                       wholly owned subsidiary of Provident Distributors, Inc.)

     The OffitBank Investment Fund, Inc.
     The OffitBank Variable Insurance Fund, Inc.
     CVO Greater China Fund, Inc. (Distributed by Offit Funds Distributors, Inc.
                       a wholly owned subsidiary of Provident Distributors, Inc.




     Kiewit Mutual Fund

     Kalmar Pooled Investment Trust


     (b) The information required by this item 29(b) is incorporated by reference to Form BD (SEC File No. 8-46564) filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     (1) PNC Bank, National Association (successor by merger to Provident National Bank), 1600 Market Street, Philadelphia, PA 19103 (records relating to its functions as sub-adviser and custodian).

     (2) Provident Distributors, Inc., Four Falls Corporate Center, 6/th/ Floor, West Conshohocken, PA 19428 (records relating to its functions as distributor).

     (3) BlackRock Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

     (4) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

     (5) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

     (6) Numeric Investors, L.P., 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

     (7) Boston Partners Asset Management, L.P., One Financial Center, 43rd Floor, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

     (8) Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

     (9) Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540 (records relating to its function as custodian).


Item 31. MANAGEMENT SERVICES

          None.

Item 32. UNDERTAKINGS

          (a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

          (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 63 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware, on the 14th day of December, 1998.

                              THE RBB FUND, INC.


                              By:  /s/ Edward J. Roach
                                   -------------------
                                   Edward J. Roach
                                   President and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


               SIGNATURE                               TITLE                                   DATE
               ---------                               -----                                   ----
/s/ Edward J. Roach                       President (Principal Executive               December 14, 1998
------------------------                  Officer) and Treasurer (Principal
Edward J. Roach                           Financial and Accounting Officer)


*/s/Donald van Roden                      Director                                     December 14, 1998
------------------------
Donald van Roden

*/s/Francis J. McKay                      Director                                     December 14, 1998
------------------------
Francis J. McKay

*/s/Marvin E. Sternberg                   Director                                     December 14, 1998
------------------------
Marvin E. Sternberg

*/s/Julian A. Brodsky                     Director                                     December 14, 1998
------------------------
Julian A. Brodsky

*/s/Arnold M. Reichman                    Director                                     December 14, 1998
------------------------
Arnold M. Reichman

*/s/Robert Sablowsky                      Director                                     December 14, 1998
------------------------
Robert Sablowsky

*By: /s/ Edward J. Roach                                                               December 14, 1998
     -------------------
     Edward J. Roach
     Attorney-in-Fact

                              THE RBB FUND, INC.

                                 EXHIBIT INDEX
                                 -------------

Exhibits
--------

(1)(u)    Articles Supplementary of Registrant

(1)(v)    Articles Supplementary of Registrant

(5)(s) Investment Advisory Agreement (Boston Partners Market Neutral Fund) between Registrant and Boston Partners Asset Management, L.P.

(5)(t) Investment Advisory Agreement (n/i Small Cap Value Fund) between Registrant and Numeric Investors, L.P.

(6)(b) Distribution Agreement Supplement between Registrant and Provident Distributors, Inc. (Boston Partners Market Neutral Fund - Institutional Class).

(6)(c) Distribution Agreement Supplement between Registrant and Provident Distributors, Inc. (Boston Partners Market Neutral Fund - Investor Class).

(6)(d) Distribution Agreement Supplement between Registrant and Provident Distributors, Inc. (n/i Small Cap Value Fund).

(8)(l) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of Boston Partners Market Neutral Fund.

(8)(m) Custodian Agreement Supplement between Registrant and Custodial Trust Company on behalf of n/i Small Cap Value Fund.

(9)(oo) Administrative Services Agreement Supplement between Registrant and Provident Distributors, Inc. relating to the Boston Partners Market Neutral Fund (Institutional Class).

(9)(pp) Administrative and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Market Neutral Fund - Institutional and Investor Classes).

(9)(qq) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Market Neutral Fund - Institutional and Investor Classes).

(9)(rr) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (n/i Small Cap Value Fund).

(9)(ss) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Small Cap Value Fund).

(9)(tt) Co-Administration Agreement between Registrant and Bear Stearns Funds Management, Inc. (n/i Small Cap Value Fund).

(9)(uu) Administrative Services Agreement between Registrant and Provident Distributors, Inc. (n/i Small Cap Value Fund).

(10)      Opinion of Drinker Biddle & Reath LLP as to validity of shares issued.

(11)(a)   Consent of PricewaterhouseCoopers LLP.

(11)(b)   Consent of Drinker Biddle & Reath LLP.

(13)(n) Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Market Neutral Fund).

(13)(o) Purchase Agreement between Registrant and Provident Distributors, Inc. relating to Class MMM (n/i Small Cap Value Fund).

(15)(tt)  Amendment to Plans of Distribution pursuant to Rule 12b-1.

(16)(c) Schedule for Computation of Performance Quotations for the n/i Larger Cap Value Fund.

(16)(d) Schedule for Computation of Performance Quotations for the Boston Partners Micro Cap Value Fund.

(16)(e) Schedule for Computation of Performance Quotations for the Boston Partners Bond Fund.

(19)      Powers of Attorney.

(27)      Financial Data Schedules.